UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Salem Street Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2015

Item 1. Reports to Stockholders

Fidelity®

Series 1000 Value Index

Fund

Fidelity Series 1000 Value Index
Fund

Class F

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series 1000 Value Index Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Life of fundA
Fidelity® Series 1000 Value Index Fund	12.86%	10.71%
Class F	12.91%	10.74%

A From November 7, 2013.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 1000 Value Index Fund, a class of the fund, on November 7, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Series 1000 Value Index Fund: For the year, the fund's Series 1000 Value Index and Class F shares returned 12.86% and 12.91%, respectively, roughly in line with the 12.93% return for the benchmark Russell 1000® Value Index. Semiconductor manufacturer Intel was the top individual contributor in the information technology sector, benefiting from increased optimism about the prospects for chipmakers, as well as better-than-anticipated quarterly profits. Apple, a maker of mobile devices and personal computers, also was a meaningful contributor, as the company continued to generate financial results well beyond analysts' expectations. In financials, Berkshire Hathaway (+29%), an insurance-focused conglomerate, added value, as did bank stock Wells Fargo (+18%). In health care, the fund's top absolute contributor was medical products company Johnson & Johnson (+16%) In contrast, many of the fund's biggest detractors were energy stocks hurt by a sharply falling oil price, including Exxon Mobil (-2%), Chevron (-5%) and Seadrill (-72%). A lower oil price, among other challenges, also weighed on mining and energy company Freeport-McMoRan (-46%). In financials, Bank of America (-9%) reported weaker-than-anticipated fourth-quarter earnings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Series 1000 Value Index	.10%
Actual		$ 1,000.00	$ 1,023.00	$ .51
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Class F	.05%
Actual		$ 1,000.00	$ 1,023.40	$ .26
HypotheticalA		$ 1,000.00	$ 1,024.95	$ .26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.8	4.3
Berkshire Hathaway, Inc. Class B	2.6	2.3
Wells Fargo & Co.	2.5	2.5
General Electric Co.	2.4	2.5
Johnson & Johnson	2.4	2.4
Procter & Gamble Co.	2.1	2.0
JPMorgan Chase & Co.	2.1	2.2
Pfizer, Inc.	2.0	1.8
Chevron Corp.	2.0	2.5
AT&T, Inc.	1.7	1.9
	23.6
Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.1	28.3
Health Care	14.2	13.1
Energy	11.1	13.7
Industrials	10.0	10.0
Information Technology	9.2	9.2
Consumer Staples	7.4	6.8
Utilities	6.8	5.9
Consumer Discretionary	6.5	6.3
Materials	3.1	3.4
Telecommunication Services	2.1	2.3

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.4%
Gentex Corp.	21,656	$ 361,439
Johnson Controls, Inc.	87,444	4,063,523
Lear Corp.	2,921	293,122
TRW Automotive Holdings Corp. (a)	20,006	2,064,019
Visteon Corp. (a)	7,908	766,681
		7,548,784
Automobiles - 1.1%
Ford Motor Co.	698,313	10,272,184
General Motors Co.	288,446	9,409,109
		19,681,293
Distributors - 0.0%
Genuine Parts Co.	1,669	155,117
Diversified Consumer Services - 0.1%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	17,502	442,101
DeVry, Inc.	11,465	486,231
Graham Holdings Co.	631	590,187
Service Corp. International	8,573	194,007
ServiceMaster Global Holdings, Inc.	2,335	65,987
		1,778,513
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	572	17,915
Carnival Corp. unit	76,192	3,349,400
Choice Hotels International, Inc.	5,856	336,427
Darden Restaurants, Inc.	23,341	1,432,671
Hyatt Hotels Corp. Class A (a)	7,077	398,152
International Game Technology	44,902	759,742
Marriott International, Inc. Class A	5,040	375,480
MGM Mirage, Inc. (a)	62,025	1,208,247
Norwegian Cruise Line Holdings Ltd. (a)	1,177	51,506
Royal Caribbean Cruises Ltd.	29,814	2,252,448
Starwood Hotels & Resorts Worldwide, Inc.	17,841	1,284,017
Wendy's Co.	49,645	523,258
		11,989,263
Household Durables - 0.7%
D.R. Horton, Inc.	53,099	1,301,987
Garmin Ltd.	22,197	1,162,235
GoPro, Inc. Class A (d)	1,289	64,128
Jarden Corp. (a)	24,250	1,164,485
Leggett & Platt, Inc.	12,194	519,830
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Lennar Corp. Class A	30,234	$ 1,357,809
Mohawk Industries, Inc. (a)	11,139	1,838,381
Newell Rubbermaid, Inc.	20,334	749,715
PulteGroup, Inc.	68,671	1,413,936
Taylor Morrison Home Corp. (a)	5,861	104,150
Toll Brothers, Inc. (a)	31,087	1,076,232
Whirlpool Corp.	12,665	2,521,348
		13,274,236
Internet & Catalog Retail - 0.1%
Liberty Interactive Corp. Series A (a)	44,626	1,220,967
Leisure Products - 0.1%
Hasbro, Inc.	3,280	180,138
Mattel, Inc.	39,385	1,059,457
		1,239,595
Media - 1.8%
CBS Corp. Class B	8,886	487,042
Clear Channel Outdoor Holding, Inc. Class A (a)	4,088	36,996
Comcast Corp. Class A	39,473	2,097,793
DISH Network Corp. Class A (a)	10,281	723,268
DreamWorks Animation SKG, Inc. Class A (a)(d)	13,502	252,082
Gannett Co., Inc.	41,258	1,279,411
John Wiley & Sons, Inc. Class A	7,963	493,387
Liberty Broadband Corp.:
Class A (a)	4,443	197,580
Class C (a)	11,267	500,255
Liberty Media Corp.:
Class A (a)	16,064	546,979
Class C (a)	34,593	1,180,313
Live Nation Entertainment, Inc. (a)	12,836	305,112
News Corp. Class A (a)	90,330	1,345,014
Regal Entertainment Group Class A (d)	11,138	235,680
Starz Series A (a)(d)	2,078	61,343
The Madison Square Garden Co. Class A (a)	11,245	851,809
The Walt Disney Co.	50,528	4,596,027
Thomson Reuters Corp.	63,568	2,439,266
Time Warner, Inc.	158,785	12,374,115
Twenty-First Century Fox, Inc. Class A	89,937	2,982,311
		32,985,783
Multiline Retail - 0.7%
Big Lots, Inc.	6,651	305,347
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Dillard's, Inc. Class A (d)	1,297	$ 147,339
Dollar General Corp. (a)	13,471	903,365
Family Dollar Stores, Inc.	984	74,882
JC Penney Corp., Inc. (a)(d)	55,034	400,097
Kohl's Corp.	35,250	2,105,130
Macy's, Inc.	15,009	958,775
Sears Holdings Corp. (a)(d)	1,059	33,719
Target Corp.	102,511	7,545,835
		12,474,489
Specialty Retail - 0.8%
Aarons, Inc. Class A	9,550	302,353
Abercrombie & Fitch Co. Class A	11,248	287,049
Ascena Retail Group, Inc. (a)	23,491	271,556
Bed Bath & Beyond, Inc. (a)	19,302	1,443,211
Best Buy Co., Inc.	36,617	1,288,918
Cabela's, Inc. Class A (a)(d)	7,984	438,721
CarMax, Inc. (a)	12,489	775,567
Chico's FAS, Inc.	15,495	258,457
CST Brands, Inc.	2,007	86,502
Dick's Sporting Goods, Inc.	14,419	744,741
DSW, Inc. Class A	13,563	482,300
Foot Locker, Inc.	22,702	1,208,200
GameStop Corp. Class A (d)	18,651	657,448
L Brands, Inc.	27,972	2,367,270
Michaels Companies, Inc.	1,590	41,022
Murphy U.S.A., Inc. (a)	4,517	315,332
Penske Automotive Group, Inc.	4,278	206,841
Sally Beauty Holdings, Inc. (a)	7,571	235,307
Signet Jewelers Ltd.	4,555	551,656
Staples, Inc.	116,123	1,979,897
Urban Outfitters, Inc. (a)	5,371	187,233
		14,129,581
Textiles, Apparel & Luxury Goods - 0.0%
PVH Corp.	1,842	203,099
Ralph Lauren Corp.	2,505	418,059
		621,158
TOTAL CONSUMER DISCRETIONARY		117,098,779
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 7.4%
Beverages - 0.1%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,970	$ 217,587
Molson Coors Brewing Co. Class B	24,420	1,854,211
		2,071,798
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	4,650	664,904
CVS Health Corp.	180,684	17,735,941
Rite Aid Corp. (a)	58,296	406,906
Sysco Corp.	65,406	2,561,953
Wal-Mart Stores, Inc.	257,639	21,894,162
Walgreens Boots Alliance, Inc.	42,589	3,140,939
Whole Foods Market, Inc.	37,245	1,940,278
		48,345,083
Food Products - 1.5%
Archer Daniels Midland Co.	106,304	4,956,956
Bunge Ltd.	26,405	2,364,040
Campbell Soup Co.	10,509	480,682
ConAgra Foods, Inc.	75,462	2,673,619
Ingredion, Inc.	11,526	929,457
Kellogg Co.	4,081	267,632
Mondelez International, Inc.	304,554	10,732,483
Pilgrims Pride Corp.	9,919	269,301
Pinnacle Foods, Inc.	9,826	353,441
The Hain Celestial Group, Inc. (a)	1,520	80,210
The J.M. Smucker Co.	18,771	1,936,229
Tyson Foods, Inc. Class A	48,664	1,899,843
		26,943,893
Household Products - 2.4%
Clorox Co.	3,970	423,639
Colgate-Palmolive Co.	17,519	1,182,883
Energizer Holdings, Inc.	10,975	1,404,910
Kimberly-Clark Corp.	11,501	1,241,648
Procter & Gamble Co.	459,722	38,749,967
		43,003,047
Personal Products - 0.0%
Avon Products, Inc.	46,438	359,430
Coty, Inc. Class A	2,693	51,221
		410,651
Tobacco - 0.7%
Altria Group, Inc.	19,662	1,044,052
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	116,913	$ 9,381,099
Reynolds American, Inc.	13,779	936,283
		11,361,434
TOTAL CONSUMER STAPLES		132,135,906
ENERGY - 11.1%
Energy Equipment & Services - 0.7%
Atwood Oceanics, Inc.	9,077	259,421
Baker Hughes, Inc.	71,878	4,168,205
Cameron International Corp. (a)	13,419	600,903
Diamond Offshore Drilling, Inc. (d)	12,100	381,513
Frank's International NV (d)	5,386	88,169
Helmerich & Payne, Inc.	5,634	335,561
Nabors Industries Ltd.	48,793	561,607
National Oilwell Varco, Inc.	70,387	3,831,164
Oil States International, Inc. (a)	8,476	348,109
Patterson-UTI Energy, Inc.	12,758	218,927
Rowan Companies PLC	22,687	479,149
Seadrill Ltd. (d)	45,175	485,180
Seventy Seven Energy, Inc. (a)	5,230	20,659
Superior Energy Services, Inc.	26,645	532,900
Tidewater, Inc. (d)	8,979	262,726
Unit Corp. (a)	7,669	228,383
		12,802,576
Oil, Gas & Consumable Fuels - 10.4%
Anadarko Petroleum Corp.	84,147	6,879,017
Apache Corp.	69,193	4,329,406
California Resources Corp. (a)	57,490	294,349
Chesapeake Energy Corp.	73,732	1,414,180
Chevron Corp.	342,781	35,145,336
Cimarex Energy Co.	13,647	1,408,370
Cobalt International Energy, Inc. (a)	5,833	53,197
ConocoPhillips Co.	220,979	13,917,257
CONSOL Energy, Inc.	41,798	1,210,052
CVR Energy, Inc. (d)	1,660	63,611
Denbury Resources, Inc. (d)	64,039	441,869
Devon Energy Corp.	73,277	4,416,405
Energen Corp.	13,245	839,998
EP Energy Corp. (d)	5,966	61,748
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EQT Corp.	2,575	$ 191,683
Exxon Mobil Corp.	773,302	67,602,051
Golar LNG Ltd. (d)	9,227	261,678
Gulfport Energy Corp. (a)	2,946	113,392
Hess Corp.	49,808	3,361,542
HollyFrontier Corp.	29,507	1,059,891
Kinder Morgan Holding Co. LLC	177,031	7,267,123
Laredo Petroleum Holdings, Inc. (a)(d)	1,696	16,638
Marathon Oil Corp.	120,977	3,217,988
Marathon Petroleum Corp.	11,653	1,078,951
Memorial Resource Development Corp.	3,718	71,200
Murphy Oil Corp.	31,878	1,431,641
Newfield Exploration Co. (a)	24,792	738,306
Noble Energy, Inc.	18,829	898,896
Occidental Petroleum Corp.	141,379	11,310,320
ONEOK, Inc.	17,772	782,501
PBF Energy, Inc. Class A (d)	8,559	240,508
Peabody Energy Corp. (d)	49,364	307,538
Phillips 66 Co.	60,056	4,223,138
QEP Resources, Inc.	28,619	578,676
Rice Energy, Inc.	626	10,692
SandRidge Energy, Inc. (a)(d)	89,261	125,858
Spectra Energy Corp.	120,599	4,032,831
Teekay Corp.	4,445	188,157
Tesoro Corp.	13,404	1,095,509
Ultra Petroleum Corp. (a)(d)	19,383	247,133
Valero Energy Corp.	73,048	3,862,778
Whiting Petroleum Corp. (a)	19,397	582,298
World Fuel Services Corp.	10,124	495,772
WPX Energy, Inc. (a)	36,778	392,053
		186,261,537
TOTAL ENERGY		199,064,113
FINANCIALS - 29.1%
Banks - 10.7%
Associated Banc-Corp.	25,065	421,343
Bank of America Corp.	1,893,429	28,685,449
Bank of Hawaii Corp. (d)	6,826	385,396
BankUnited, Inc.	17,680	489,029
BB&T Corp.	129,163	4,558,162
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
BOK Financial Corp.	4,913	$ 265,842
CIT Group, Inc.	33,185	1,454,167
Citigroup, Inc.	547,103	25,686,486
Citizens Financial Group, Inc.	29,102	695,538
City National Corp.	8,594	745,014
Comerica, Inc.	33,051	1,371,617
Commerce Bancshares, Inc. (d)	14,586	583,440
Cullen/Frost Bankers, Inc.	9,449	588,673
East West Bancorp, Inc.	26,225	948,821
Fifth Third Bancorp	152,555	2,639,202
First Horizon National Corp.	40,026	519,938
First Niagara Financial Group, Inc.	64,181	521,150
First Republic Bank	25,021	1,274,069
Fulton Financial Corp.	34,120	380,438
Huntington Bancshares, Inc.	150,719	1,510,204
JPMorgan Chase & Co.	681,596	37,065,190
KeyCorp	159,402	2,070,632
M&T Bank Corp.	23,624	2,673,292
PacWest Bancorp (d)	18,564	793,704
PNC Financial Services Group, Inc.	96,200	8,132,748
Popular, Inc. (a)	18,683	575,997
Regions Financial Corp.	249,217	2,168,188
Signature Bank (a)	687	80,468
SunTrust Banks, Inc.	95,619	3,673,682
SVB Financial Group (a)	8,381	946,215
Synovus Financial Corp.	25,094	646,672
TCF Financial Corp.	30,086	442,264
U.S. Bancorp	309,921	12,988,789
Wells Fargo & Co.	860,665	44,685,727
Zions Bancorporation	36,905	884,244
		191,551,790
Capital Markets - 3.2%
Ameriprise Financial, Inc.	22,203	2,774,043
Bank of New York Mellon Corp.	205,274	7,389,864
BlackRock, Inc. Class A	14,211	4,838,988
Charles Schwab Corp.	169,022	4,391,192
E*TRADE Financial Corp. (a)	52,469	1,209,410
Federated Investors, Inc. Class B (non-vtg.)	4,472	141,360
Franklin Resources, Inc.	13,201	680,248
Goldman Sachs Group, Inc.	80,490	13,877,281
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Interactive Brokers Group, Inc.	9,738	$ 298,275
Invesco Ltd.	65,733	2,414,373
Legg Mason, Inc.	11,397	631,850
Morgan Stanley	276,103	9,335,042
Northern Trust Corp.	42,437	2,774,531
NorthStar Asset Management Group, Inc.	26,052	551,521
Raymond James Financial, Inc.	22,743	1,196,737
SEI Investments Co.	1,511	60,697
State Street Corp.	77,423	5,536,519
TD Ameritrade Holding Corp.	6,067	196,510
		58,298,441
Consumer Finance - 0.8%
Ally Financial, Inc. (a)	5,125	95,889
Capital One Financial Corp.	102,582	7,510,028
Discover Financial Services	83,843	4,559,382
Navient Corp.	75,554	1,491,436
Santander Consumer U.S.A. Holdings, Inc. (d)	14,739	263,091
SLM Corp.	50,382	458,980
Synchrony Financial	6,270	193,492
		14,572,298
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (a)	329,703	47,447,559
CME Group, Inc.	57,377	4,894,258
IntercontinentalExchange Group, Inc.	11,897	2,447,570
Leucadia National Corp.	54,571	1,237,125
MSCI, Inc. Class A	11,891	639,974
The NASDAQ OMX Group, Inc.	21,269	969,866
Voya Financial, Inc.	24,703	963,664
		58,600,016
Insurance - 5.5%
ACE Ltd.	60,807	6,564,724
AFLAC, Inc.	81,571	4,656,073
Alleghany Corp. (a)	2,989	1,321,407
Allied World Assurance Co.	17,795	688,133
Allstate Corp.	78,167	5,455,275
American Financial Group, Inc.	9,235	535,999
American International Group, Inc.	260,483	12,729,804
American National Insurance Co.	1,317	137,021
Aon PLC	12,509	1,126,435
Arch Capital Group Ltd. (a)	24,390	1,413,888
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Arthur J. Gallagher & Co.	1,002	$ 44,519
Aspen Insurance Holdings Ltd.	11,814	511,782
Assurant, Inc.	13,047	828,615
Assured Guaranty Ltd.	30,590	747,008
Axis Capital Holdings Ltd.	18,064	919,458
Brown & Brown, Inc.	20,745	639,983
Cincinnati Financial Corp.	29,767	1,503,531
CNA Financial Corp.	4,785	186,424
Endurance Specialty Holdings Ltd.	8,065	492,933
Everest Re Group Ltd.	8,377	1,435,650
FNF Group	49,666	1,743,277
FNFV Group (a)	16,666	206,658
Genworth Financial, Inc. Class A (a)	90,191	629,533
Hanover Insurance Group, Inc.	7,955	548,895
Hartford Financial Services Group, Inc.	80,617	3,136,001
HCC Insurance Holdings, Inc.	17,128	913,608
Lincoln National Corp.	47,272	2,362,655
Loews Corp.	57,657	2,205,957
Markel Corp. (a)	2,540	1,735,734
Marsh & McLennan Companies, Inc.	32,555	1,750,482
MBIA, Inc. (a)	25,565	205,031
Mercury General Corp.	4,871	278,378
MetLife, Inc.	168,367	7,829,066
Old Republic International Corp.	47,043	660,484
PartnerRe Ltd.	9,121	1,043,442
Principal Financial Group, Inc.	52,748	2,475,464
ProAssurance Corp.	10,720	475,646
Progressive Corp.	105,870	2,747,327
Protective Life Corp.	14,311	1,001,054
Prudential Financial, Inc.	82,677	6,273,531
Reinsurance Group of America, Inc.	9,005	745,704
RenaissanceRe Holdings Ltd.	7,321	700,107
StanCorp Financial Group, Inc.	7,897	489,930
The Chubb Corp.	43,995	4,307,111
The Travelers Companies, Inc.	62,604	6,436,943
Torchmark Corp.	24,015	1,202,431
Unum Group	46,620	1,448,017
Validus Holdings Ltd.	16,392	649,943
W.R. Berkley Corp.	18,258	894,459
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
White Mountains Insurance Group Ltd.	1,115	$ 718,707
XL Group PLC Class A	48,382	1,668,695
		99,422,932
Real Estate Investment Trusts - 5.2%
Alexandria Real Estate Equities, Inc.	13,005	1,268,248
American Campus Communities, Inc.	19,134	841,131
American Capital Agency Corp.	64,100	1,381,355
American Homes 4 Rent Class A	27,162	453,334
American Realty Capital Properties, Inc.	163,175	1,511,816
Annaly Capital Management, Inc.	168,041	1,774,513
Apartment Investment & Management Co. Class A	11,727	467,438
AvalonBay Communities, Inc.	23,289	4,028,764
BioMed Realty Trust, Inc.	35,259	862,083
Boston Properties, Inc.	24,183	3,356,600
Brandywine Realty Trust (SBI)	32,644	542,217
Brixmor Property Group, Inc.	9,945	269,510
Camden Property Trust (SBI)	15,573	1,199,900
CBL & Associates Properties, Inc.	30,080	620,250
Chimera Investment Corp.	185,528	582,558
Columbia Property Trust, Inc.	19,179	469,310
Corporate Office Properties Trust (SBI)	17,302	519,060
Corrections Corp. of America	21,210	833,977
DDR Corp.	54,993	1,077,863
Digital Realty Trust, Inc.	24,594	1,793,886
Douglas Emmett, Inc.	24,950	710,576
Duke Realty LP	60,049	1,310,870
Equity Commonwealth	23,466	618,329
Equity Lifestyle Properties, Inc.	4,152	227,239
Equity Residential (SBI)	64,929	5,039,140
Essex Property Trust, Inc.	11,168	2,524,526
Federal Realty Investment Trust (SBI)	4,081	586,725
Gaming & Leisure Properties	12,685	413,912
General Growth Properties, Inc.	101,999	3,078,330
HCP, Inc.	82,174	3,886,008
Health Care REIT, Inc.	27,434	2,248,216
Healthcare Trust of America, Inc.	18,852	555,380
Home Properties, Inc.	9,674	682,017
Hospitality Properties Trust (SBI)	27,273	888,827
Host Hotels & Resorts, Inc.	136,498	3,124,439
Iron Moutain, Inc.	3,617	144,101
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kilroy Realty Corp.	15,254	$ 1,131,084
Kimco Realty Corp.	73,021	2,019,031
Liberty Property Trust (SBI)	26,894	1,083,828
MFA Financial, Inc.	66,249	519,392
Mid-America Apartment Communities, Inc.	13,645	1,082,321
National Retail Properties, Inc.	24,129	1,033,686
NorthStar Realty Finance Corp.	30,760	581,672
Omega Healthcare Investors, Inc.	15,293	670,751
Outfront Media, Inc.	22,626	641,447
Paramount Group, Inc.	25,556	494,509
Piedmont Office Realty Trust, Inc. Class A	27,855	544,008
Plum Creek Timber Co., Inc.	16,708	743,840
Post Properties, Inc.	9,811	596,018
Prologis, Inc.	89,682	4,048,245
Public Storage	1,997	401,077
Rayonier, Inc.	20,281	595,247
Realty Income Corp.	39,593	2,150,296
Regency Centers Corp.	16,886	1,157,704
Retail Properties America, Inc.	43,218	764,526
Senior Housing Properties Trust (SBI)	37,094	863,919
Simon Property Group, Inc.	14,197	2,820,376
SL Green Realty Corp.	17,060	2,149,560
Spirit Realty Capital, Inc.	72,422	931,347
Starwood Property Trust, Inc.	40,263	963,494
Tanger Factory Outlet Centers, Inc.	6,157	242,278
Taubman Centers, Inc.	754	61,790
The Macerich Co.	28,407	2,443,286
Two Harbors Investment Corp.	66,647	687,797
UDR, Inc.	45,695	1,519,816
Urban Edge Properties	12,992	308,430
Ventas, Inc.	32,964	2,630,857
Vornado Realty Trust	26,098	2,882,263
Weingarten Realty Investors (SBI)	22,368	838,353
Weyerhaeuser Co.	84,769	3,038,969
WP Carey, Inc.	18,077	1,298,109
WP Glimcher, Inc.	28,046	495,853
		94,327,627
Real Estate Management & Development - 0.2%
Forest City Enterprises, Inc. Class A (a)	29,323	718,414
Howard Hughes Corp. (a)	3,750	489,863
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Jones Lang LaSalle, Inc.	5,898	$ 867,478
Realogy Holdings Corp. (a)	14,959	695,594
		2,771,349
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	96,803	868,323
Nationstar Mortgage Holdings, Inc. (a)(d)	289	7,430
New York Community Bancorp, Inc. (d)	80,704	1,246,877
People's United Financial, Inc.	56,002	787,948
TFS Financial Corp.	13,624	191,008
		3,101,586
TOTAL FINANCIALS		522,646,039
HEALTH CARE - 14.2%
Biotechnology - 0.1%
Alkermes PLC (a)	3,757	271,443
Alnylam Pharmaceuticals, Inc. (a)	1,927	180,810
Amgen, Inc.	7,171	1,091,856
Myriad Genetics, Inc. (a)(d)	1,662	62,192
		1,606,301
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	270,400	12,103,104
Alere, Inc. (a)	15,034	611,733
Boston Scientific Corp. (a)	214,761	3,180,610
CareFusion Corp. (a)	37,355	2,215,152
DENTSPLY International, Inc.	17,602	880,540
Halyard Health, Inc. (a)	1,465	65,295
Hill-Rom Holdings, Inc.	9,640	460,406
Hologic, Inc. (a)	29,573	897,984
Intuitive Surgical, Inc. (a)	468	231,417
Medtronic PLC	257,465	18,383,001
Sirona Dental Systems, Inc. (a)	3,997	360,609
St. Jude Medical, Inc.	18,380	1,210,691
Stryker Corp.	24,359	2,217,887
Teleflex, Inc.	7,469	818,304
The Cooper Companies, Inc.	2,238	352,821
Zimmer Holdings, Inc.	27,867	3,123,891
		47,113,445
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 3.3%
Aetna, Inc.	45,133	$ 4,144,112
Anthem, Inc.	50,334	6,793,077
Cardinal Health, Inc.	56,199	4,675,195
Cigna Corp.	44,544	4,758,636
Community Health Systems, Inc. (a)	20,963	986,728
DaVita HealthCare Partners, Inc. (a)	20,733	1,556,219
Express Scripts Holding Co. (a)	17,779	1,434,943
HCA Holdings, Inc. (a)	53,084	3,758,347
Health Net, Inc. (a)	14,589	790,286
Humana, Inc.	27,836	4,076,304
Laboratory Corp. of America Holdings (a)	9,317	1,069,405
LifePoint Hospitals, Inc. (a)	8,031	523,942
MEDNAX, Inc. (a)	6,242	423,769
Omnicare, Inc.	18,001	1,349,715
Patterson Companies, Inc.	14,131	707,822
Quest Diagnostics, Inc.	25,812	1,834,459
UnitedHealth Group, Inc.	176,465	18,749,406
Universal Health Services, Inc. Class B	12,580	1,289,827
VCA, Inc. (a)	15,944	830,682
		59,752,874
Health Care Technology - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	20,319	241,999
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	51,071	1,928,952
Bio-Rad Laboratories, Inc. Class A (a)	3,747	428,919
Bio-Techne Corp.	3,433	319,338
Charles River Laboratories International, Inc. (a)	4,602	319,149
Covance, Inc. (a)	985	104,617
PerkinElmer, Inc.	16,579	757,826
QIAGEN NV (a)	42,486	974,204
Quintiles Transnational Holdings, Inc. (a)	4,948	299,354
Thermo Fisher Scientific, Inc.	42,830	5,362,744
VWR Corp.	2,445	59,071
		10,554,174
Pharmaceuticals - 7.6%
Bristol-Myers Squibb Co.	191,873	11,564,186
Eli Lilly & Co.	177,100	12,751,200
Hospira, Inc. (a)	30,005	1,903,217
Johnson & Johnson	429,534	43,013,535
Mallinckrodt PLC (a)	5,643	598,102
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	452,518	$ 27,277,785
Perrigo Co. PLC	19,556	2,967,427
Pfizer, Inc.	1,148,553	35,892,281
		135,967,733
TOTAL HEALTH CARE		255,236,526
INDUSTRIALS - 10.0%
Aerospace & Defense - 2.3%
Alliant Techsystems, Inc.	5,793	754,886
Exelis, Inc.	34,227	585,624
General Dynamics Corp.	55,099	7,339,738
Huntington Ingalls Industries, Inc.	1,374	160,208
L-3 Communications Holdings, Inc.	15,479	1,905,774
Northrop Grumman Corp.	36,300	5,697,285
Raytheon Co.	56,208	5,623,610
Rockwell Collins, Inc.	2,887	247,185
Spirit AeroSystems Holdings, Inc. Class A (a)	1,501	67,605
Textron, Inc.	50,051	2,130,171
Triumph Group, Inc.	7,204	411,060
United Technologies Corp.	146,511	16,816,533
Vectrus, Inc. (a)	1,901	52,924
		41,792,603
Air Freight & Logistics - 0.3%
FedEx Corp.	30,269	5,118,791
Airlines - 0.4%
Alaska Air Group, Inc.	2,134	144,835
Copa Holdings SA Class A (d)	1,295	139,225
Delta Air Lines, Inc.	144,786	6,849,826
Southwest Airlines Co.	13,741	620,818
		7,754,704
Building Products - 0.1%
A.O. Smith Corp.	7,477	444,209
Fortune Brands Home & Security, Inc.	17,450	781,586
Owens Corning	21,261	851,503
		2,077,298
Commercial Services & Supplies - 0.6%
ADT Corp.	31,711	1,090,858
Cintas Corp.	3,633	285,917
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Clean Harbors, Inc. (a)(d)	2,896	$ 137,039
Covanta Holding Corp.	11,537	235,816
KAR Auction Services, Inc.	15,095	514,890
Pitney Bowes, Inc.	19,867	476,411
R.R. Donnelley & Sons Co.	32,471	534,797
Republic Services, Inc.	47,373	1,879,761
Tyco International Ltd.	7,856	320,603
Waste Connections, Inc.	8,795	380,120
Waste Management, Inc.	74,846	3,849,330
		9,705,542
Construction & Engineering - 0.2%
AECOM Technology Corp. (a)	27,120	689,390
Fluor Corp.	11,291	605,085
Jacobs Engineering Group, Inc. (a)	24,062	916,762
KBR, Inc.	26,576	439,301
Quanta Services, Inc. (a)	29,480	780,630
		3,431,168
Electrical Equipment - 0.5%
Babcock & Wilcox Co.	19,913	542,231
Eaton Corp. PLC	85,543	5,396,908
Emerson Electric Co.	31,634	1,801,240
Hubbell, Inc. Class B	9,050	959,662
Regal-Beloit Corp.	8,148	560,990
		9,261,031
Industrial Conglomerates - 2.9%
Carlisle Companies, Inc.	11,673	1,046,835
Danaher Corp.	83,587	6,885,897
General Electric Co.	1,804,678	43,113,757
Roper Industries, Inc.	9,998	1,543,091
		52,589,580
Machinery - 1.6%
AGCO Corp.	16,539	716,800
Caterpillar, Inc.	88,366	7,066,629
Crane Co.	5,584	340,345
Deere & Co.	47,982	4,087,587
Donaldson Co., Inc.	2,246	82,114
Dover Corp.	8,456	592,258
IDEX Corp.	1,121	81,104
Ingersoll-Rand PLC	44,575	2,959,780
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
ITT Corp.	12,832	$ 459,514
Joy Global, Inc. (d)	18,223	764,273
Kennametal, Inc.	14,185	445,693
Lincoln Electric Holdings, Inc.	9,570	649,899
Navistar International Corp. (a)(d)	8,288	243,833
Oshkosh Truck Corp.	14,117	604,913
PACCAR, Inc.	5,379	323,332
Parker Hannifin Corp.	12,650	1,473,219
Pentair PLC	32,189	1,989,602
Snap-On, Inc.	9,124	1,210,846
SPX Corp.	7,324	612,067
Stanley Black & Decker, Inc.	24,803	2,322,801
Terex Corp.	20,086	451,533
Timken Co.	13,760	523,018
Trinity Industries, Inc.	6,545	173,246
Valmont Industries, Inc.	4,118	494,654
Xylem, Inc.	9,125	311,163
		28,980,223
Professional Services - 0.3%
Dun & Bradstreet Corp.	4,298	494,743
Equifax, Inc.	10,245	865,293
Manpower, Inc.	14,494	1,056,323
Nielsen Holdings B.V.	12,873	560,748
Towers Watson & Co.	11,509	1,363,817
		4,340,924
Road & Rail - 0.7%
AMERCO	576	164,799
Con-way, Inc.	10,301	422,032
CSX Corp.	180,744	6,018,775
Genesee & Wyoming, Inc. Class A (a)	5,069	417,939
Kansas City Southern	4,542	500,029
Norfolk Southern Corp.	43,884	4,474,851
Ryder System, Inc.	9,338	773,093
		12,771,518
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	17,408	608,236
GATX Corp.	8,314	475,145
MRC Global, Inc. (a)	10,069	108,846
Now, Inc. (d)	17,721	442,139
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Veritiv Corp. (a)	1,263	$ 64,249
WESCO International, Inc. (a)	7,699	513,985
		2,212,600
TOTAL INDUSTRIALS		180,035,982
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 1.7%
Arista Networks, Inc. (d)	230	14,518
Brocade Communications Systems, Inc.	79,263	881,405
Cisco Systems, Inc.	922,067	24,310,296
EchoStar Holding Corp. Class A (a)	5,873	306,394
Harris Corp.	15,438	1,036,353
JDS Uniphase Corp. (a)	41,759	507,372
Juniper Networks, Inc.	61,542	1,398,850
Motorola Solutions, Inc.	27,699	1,728,695
		30,183,883
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	18,133	998,040
Avnet, Inc.	20,078	835,646
AVX Corp.	8,408	108,715
Corning, Inc.	180,490	4,290,247
Dolby Laboratories, Inc. Class A	8,632	334,922
FLIR Systems, Inc.	7,671	231,664
Ingram Micro, Inc. Class A (a)	28,222	710,630
Jabil Circuit, Inc.	35,555	732,789
Keysight Technologies, Inc. (a)	25,458	850,043
Knowles Corp. (a)(d)	15,353	325,637
Tech Data Corp. (a)	6,893	393,590
Vishay Intertechnology, Inc.	24,433	332,777
		10,144,700
Internet Software & Services - 0.5%
AOL, Inc. (a)	14,433	624,227
HomeAway, Inc. (a)	1,266	32,270
IAC/InterActiveCorp	7,904	481,749
Yahoo!, Inc. (a)	170,461	7,498,579
		8,636,825
IT Services - 0.6%
Amdocs Ltd.	29,087	1,401,412
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Booz Allen Hamilton Holding Corp. Class A	886	$ 25,791
Computer Sciences Corp.	24,299	1,474,463
CoreLogic, Inc. (a)	16,582	550,522
DST Systems, Inc.	1,021	98,731
Fidelity National Information Services, Inc.	45,094	2,815,218
Genpact Ltd. (a)	25,698	515,759
Leidos Holdings, Inc.	11,594	479,992
Paychex, Inc.	6,406	289,936
Teradata Corp. (a)(d)	6,008	267,716
Total System Services, Inc.	6,871	243,027
Xerox Corp.	209,201	2,755,177
		10,917,744
Semiconductors & Semiconductor Equipment - 2.4%
Altera Corp.	35,286	1,161,792
Analog Devices, Inc.	30,272	1,577,323
Applied Materials, Inc.	72,441	1,654,552
Broadcom Corp. Class A	96,158	4,080,465
Cree, Inc. (a)(d)	9,951	351,867
First Solar, Inc. (a)	13,320	563,702
Freescale Semiconductor, Inc. (a)(d)	1,481	47,525
Intel Corp.	820,138	27,097,360
KLA-Tencor Corp.	2,635	161,973
Lam Research Corp.	21,289	1,627,331
Marvell Technology Group Ltd.	73,838	1,143,751
Maxim Integrated Products, Inc.	4,186	138,515
Micron Technology, Inc. (a)	23,923	700,107
NVIDIA Corp.	83,384	1,601,390
ON Semiconductor Corp. (a)	38,776	388,148
SunEdison, Inc. (a)(d)	33,111	620,169
SunPower Corp. (a)(d)	7,512	181,189
Teradyne, Inc.	33,171	600,395
		43,697,554
Software - 1.8%
Activision Blizzard, Inc.	30,412	635,459
ANSYS, Inc. (a)	12,971	1,046,371
Autodesk, Inc. (a)	8,666	468,007
CA Technologies, Inc.	57,042	1,728,373
Citrix Systems, Inc. (a)	2,811	166,580
Electronic Arts, Inc. (a)	13,289	729,035
FireEye, Inc. (a)(d)	2,925	98,894
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Informatica Corp. (a)	1,982	$ 82,620
Microsoft Corp.	525,066	21,212,666
Nuance Communications, Inc. (a)	47,740	656,186
Rovi Corp. (a)	17,104	395,273
Symantec Corp.	123,997	3,071,406
Synopsys, Inc. (a)	28,188	1,211,802
Zynga, Inc. (a)	130,439	333,924
		31,836,596
Technology Hardware, Storage & Peripherals - 1.6%
EMC Corp.	331,683	8,600,540
Hewlett-Packard Co.	341,123	12,324,774
Lexmark International, Inc. Class A	11,173	445,914
NCR Corp. (a)	27,633	701,878
NetApp, Inc.	36,058	1,362,992
SanDisk Corp.	21,352	1,620,830
Stratasys Ltd. (a)(d)	3,852	306,195
Western Digital Corp.	40,005	3,889,686
		29,252,809
TOTAL INFORMATION TECHNOLOGY		164,670,111
MATERIALS - 3.1%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	38,190	5,560,846
Albemarle Corp. U.S.	14,447	697,212
Ashland, Inc.	12,469	1,477,826
Axalta Coating Systems	4,344	111,510
Cabot Corp.	10,887	461,718
Celanese Corp. Class A	25,435	1,367,386
CF Industries Holdings, Inc.	9,354	2,856,525
Cytec Industries, Inc.	11,016	528,658
E.I. du Pont de Nemours & Co.	9,336	664,817
Eastman Chemical Co.	2,441	173,042
Huntsman Corp.	10,851	238,288
Rayonier Advanced Materials, Inc. (d)	6,705	114,790
RPM International, Inc.	1,756	84,042
Sigma Aldrich Corp.	11,656	1,602,933
The Dow Chemical Co.	181,917	8,215,372
The Mosaic Co.	59,966	2,919,745
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
W.R. Grace & Co. (a)	1,901	$ 164,779
Westlake Chemical Corp.	1,091	62,525
		27,302,014
Construction Materials - 0.1%
Vulcan Materials Co.	23,251	1,639,428
Containers & Packaging - 0.4%
Aptargroup, Inc.	9,292	586,418
Avery Dennison Corp.	11,327	592,062
Bemis Co., Inc.	18,427	816,316
Greif, Inc. Class A	5,733	219,001
MeadWestvaco Corp.	30,532	1,535,149
Owens-Illinois, Inc. (a)	11,892	277,678
Rock-Tenn Co. Class A	25,641	1,664,101
Sonoco Products Co.	18,727	827,733
		6,518,458
Metals & Mining - 0.9%
Alcoa, Inc.	210,237	3,290,209
Allegheny Technologies, Inc.	19,763	563,838
Carpenter Technology Corp.	9,001	341,498
Cliffs Natural Resources, Inc. (d)	27,658	177,564
Freeport-McMoRan, Inc.	186,431	3,133,905
Newmont Mining Corp.	89,405	2,248,536
Nucor Corp.	57,381	2,504,681
Reliance Steel & Aluminum Co.	14,174	742,292
Royal Gold, Inc.	11,724	849,521
Steel Dynamics, Inc.	43,650	743,796
Tahoe Resources, Inc.	12,772	174,338
TimkenSteel Corp.	6,880	185,760
United States Steel Corp. (d)	26,314	643,114
		15,599,052
Paper & Forest Products - 0.2%
Domtar Corp.	11,577	443,399
International Paper Co.	65,750	3,462,395
		3,905,794
TOTAL MATERIALS		54,964,746
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	934,278	$ 30,756,432
CenturyLink, Inc.	96,546	3,588,615
Frontier Communications Corp.	182,264	1,223,903
Windstream Holdings, Inc. (d)	6,964	55,364
Zayo Group Holdings, Inc. (d)	2,961	82,168
		35,706,482
Wireless Telecommunication Services - 0.1%
Sprint Corp. (a)(d)	132,413	569,376
T-Mobile U.S., Inc. (a)	48,235	1,455,732
Telephone & Data Systems, Inc.	15,542	361,352
U.S. Cellular Corp. (a)(d)	2,384	82,939
		2,469,399
TOTAL TELECOMMUNICATION SERVICES		38,175,881
UTILITIES - 6.8%
Electric Utilities - 3.7%
American Electric Power Co., Inc.	87,831	5,516,665
Duke Energy Corp.	127,352	11,097,453
Edison International	58,695	4,000,064
Entergy Corp.	32,221	2,819,660
Exelon Corp.	154,603	5,571,892
FirstEnergy Corp.	75,254	3,034,994
Great Plains Energy, Inc.	26,652	788,100
Hawaiian Electric Industries, Inc.	18,322	628,445
ITC Holdings Corp.	1,594	67,809
NextEra Energy, Inc.	78,525	8,578,071
Northeast Utilities	56,657	3,148,996
OGE Energy Corp.	36,249	1,275,240
Pepco Holdings, Inc.	45,590	1,251,446
Pinnacle West Capital Corp.	20,116	1,411,741
PPL Corp.	119,529	4,243,280
Southern Co.	160,555	8,143,350
Westar Energy, Inc.	22,778	973,076
Xcel Energy, Inc.	89,665	3,365,127
		65,915,409
Gas Utilities - 0.3%
AGL Resources, Inc.	21,684	1,222,544
Atmos Energy Corp.	18,232	1,037,583
National Fuel Gas Co.	15,284	969,464
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - continued
Questar Corp.	31,928	$ 828,532
UGI Corp.	31,377	1,160,635
		5,218,758
Independent Power Producers & Renewable Electricity Producers - 0.2%
Calpine Corp. (a)	60,548	1,264,242
NRG Energy, Inc.	60,383	1,489,045
The AES Corp.	130,113	1,589,981
		4,343,268
Multi-Utilities - 2.5%
Alliant Energy Corp.	20,141	1,381,874
Ameren Corp.	43,531	1,971,084
CenterPoint Energy, Inc.	77,096	1,780,147
CMS Energy Corp.	47,870	1,806,135
Consolidated Edison, Inc.	52,855	3,661,794
Dominion Resources, Inc.	98,451	7,569,897
DTE Energy Co.	31,891	2,859,347
Integrys Energy Group, Inc.	14,533	1,178,626
MDU Resources Group, Inc.	34,855	788,072
NiSource, Inc.	56,679	2,451,934
PG&E Corp.	83,732	4,924,279
Public Service Enterprise Group, Inc.	91,036	3,885,416
SCANA Corp.	25,737	1,641,248
Sempra Energy	44,280	4,955,818
TECO Energy, Inc.	42,490	906,312
Vectren Corp.	14,543	696,901
Wisconsin Energy Corp.	40,658	2,267,497
		44,726,381
Water Utilities - 0.1%
American Water Works Co., Inc.	32,034	1,798,389
Aqua America, Inc.	31,025	839,226
		2,637,615
TOTAL UTILITIES		122,841,431
TOTAL COMMON STOCKS (Cost $1,667,026,816)		1,786,869,514
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.05% 3/5/15 (e) (Cost $1,299,940)	$ 1,300,000	$ 1,299,988
Money Market Funds - 1.4%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	12,731,808	12,731,808
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	13,334,850	13,334,850
TOTAL MONEY MARKET FUNDS (Cost $26,066,658)		26,066,658
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,694,393,414)		1,814,236,160
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(17,738,703)
NET ASSETS - 100%		$ 1,796,497,457
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
16 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 7,953,600	$ (148,084)
23 CME E-mini S&P 500 Index Contracts (United States)	March 2015	2,286,660	(22,076)
TOTAL EQUITY INDEX CONTRACTS		$ 10,240,260	$ (170,160)

The face value of futures purchased as a percentage of net assets is 0.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $866,992.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,351
Fidelity Securities Lending Cash Central Fund	192,138
Total	$ 202,489
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 117,098,779	$ 117,098,779	$ -	$ -
Consumer Staples	132,135,906	132,135,906	-	-
Energy	199,064,113	199,064,113	-	-
Financials	522,646,039	522,646,039	-	-
Health Care	255,236,526	255,236,526	-	-
Industrials	180,035,982	180,035,982	-	-
Information Technology	164,670,111	164,670,111	-	-
Materials	54,964,746	54,964,746	-	-
Telecommunication Services	38,175,881	38,175,881	-	-
Utilities	122,841,431	122,841,431	-	-
U.S. Government and Government Agency Obligations	1,299,988	-	1,299,988	-
Money Market Funds	26,066,658	26,066,658	-	-
Total Investments in Securities:	$ 1,814,236,160	$ 1,812,936,172	$ 1,299,988	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (170,160)	$ (170,160)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (170,160)
Total Value of Derivatives	$ -	$ (170,160)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value (including securities loaned of $13,013,027) - See accompanying schedule: Unaffiliated issuers (cost $1,668,326,756)	$ 1,788,169,502
Fidelity Central Funds (cost $26,066,658)	26,066,658
Total Investments (cost $1,694,393,414)		$ 1,814,236,160
Cash		13,227
Receivable for investments sold		255,582
Receivable for fund shares sold		1,137,160
Dividends receivable		2,181,162
Distributions receivable from Fidelity Central Funds		22,024
Other receivables		4,031
Total assets		1,817,849,346

Liabilities
Payable for investments purchased	$ 7,100,497
Payable for fund shares redeemed	561,164
Accrued management fee	76,727
Payable for daily variation margin for derivative instruments	242,118
Other affiliated payables	36,533
Collateral on securities loaned, at value	13,334,850
Total liabilities		21,351,889

Net Assets		$ 1,796,497,457
Net Assets consist of:
Paid in capital		$ 1,666,709,803
Undistributed net investment income		1,770,668
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,344,400
Net unrealized appreciation (depreciation) on investments		119,672,586
Net Assets		$ 1,796,497,457

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2015

Series 1000 Value Index: Net Asset Value, offering price and redemption price per share ($852,574,850 ÷ 78,286,058 shares)	$ 10.89

Class F: Net Asset Value, offering price and redemption price per share ($943,922,607 ÷ 86,657,167 shares)	$ 10.89

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 41,021,873
Interest		666
Income from Fidelity Central Funds		202,489
Total income		41,225,028

Expenses
Management fee	$ 905,296
Transfer agent fees	444,128
Independent trustees' compensation	7,725
Interest	940
Miscellaneous	2,112
Total expenses before reductions	1,360,201
Expense reductions	(2)	1,360,199
Net investment income (loss)		39,864,829
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,378,192
Foreign currency transactions	496
Futures contracts	1,784,499
Total net realized gain (loss)		38,163,187
Change in net unrealized appreciation (depreciation) on: Investment securities	135,866,035
Futures contracts	(103,244)
Total change in net unrealized appreciation (depreciation)		135,762,791
Net gain (loss)		173,925,978
Net increase (decrease) in net assets resulting from operations		$ 213,790,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	For the period November 7, 2013 (commencement of operations) to January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 39,864,829	$ 5,399,899
Net realized gain (loss)	38,163,187	(169,355)
Change in net unrealized appreciation (depreciation)	135,762,791	(16,090,205)
Net increase (decrease) in net assets resulting from operations	213,790,807	(10,859,661)
Distributions to shareholders from net investment income	(39,887,202)	(3,600,461)
Distributions to shareholders from net realized gain	(29,655,828)	-
Total distributions	(69,543,030)	(3,600,461)
Share transactions - net increase (decrease)	(3,315,073)	1,670,024,875
Total increase (decrease) in net assets	140,932,704	1,655,564,753

Net Assets
Beginning of period	1,655,564,753	-
End of period (including undistributed net investment income of $1,770,668 and undistributed net investment income of $1,805,496, respectively)	$ 1,796,497,457	$ 1,655,564,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series 1000 Value Index

Years ended January 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.01	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24	.04
Net realized and unrealized gain (loss)	1.06	.01G
Total from investment operations	1.30	.05
Distributions from net investment income	(.24)	(.04)
Distributions from net realized gain	(.18)	-
Total distributions	(.42)	(.04)
Net asset value, end of period	$ 10.89	$ 10.01
Total ReturnB, C	12.86%	.44%
Ratios to Average Net Assets E, I
Expenses before reductions	.10%	.10%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	2.18%	1.91%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 852,575	$ 832,317
Portfolio turnover rateF	16%	2% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period November 7, 2013 (commencement of operations) to January 31, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.01	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.04
Net realized and unrealized gain (loss)	1.06	.01G
Total from investment operations	1.31	.05
Distributions from net investment income	(.25)	(.04)
Distributions from net realized gain	(.18)	-
Total distributions	(.43)	(.04)
Net asset value, end of period	$ 10.89	$ 10.01
Total ReturnB, C	12.91%	.44%
Ratios to Average Net Assets E, I
Expenses before reductions	.05%	.05%A
Expenses net of fee waivers, if any	.05%	.05%A
Expenses net of all reductions	.05%	.05%A
Net investment income (loss)	2.23%	1.95%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 943,923	$ 823,248
Portfolio turnover rateF	16%	2% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period November 7, 2013 (commencement of operations) to January 31, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Series 1000 Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series 1000 Value Index and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 194,827,090
Gross unrealized depreciation	(75,432,018)
Net unrealized appreciation (depreciation) on securities	$ 119,395,072

Tax Cost	$ 1,694,841,088

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,094,324
Undistributed long-term capital gain	$ 8,298,258
Net unrealized appreciation (depreciation) on securities and other investments	$ 119,395,072

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Ordinary Income	$ 67,751,025	$ 3,600,461
Long-Term Capital Gains	1,792,005	-
Total	$ 69,543,030	$ 3,600,461

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,784,499 and a change in net unrealized appreciation (depreciation) of $(103,244) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $287,104,182 and $313,330,316, respectively.

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6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and interest expense, including commitment fees.

In addition, under the expense contract, the investment adviser pays class-level expenses for Series 1000 Value Index so that the total expenses do not exceed .10%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives transfer agent fees at an annual rate of .075% of average net assets for Series 1000 Value Index. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series 1000 Value Index. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series 1000 Value Index pays a portion of the transfer agent fees at an annual rate of .05% of average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount
Series 1000 Value Index	$ 444,128

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 16,195,000.35%		$ 940

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,112 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $192,138.

Annual Report

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $2.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014 A
From net investment income
Series 1000 Value Index	$ 18,742,313	$ 1,880,484
Class F	21,144,889	1,719,977
Total	$ 39,887,202	$ 3,600,461
From net realized gain
Series 1000 Value Index	$ 14,061,578	$ -
Class F	15,594,250	-
Total	$ 29,655,828	$ -

A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2015	2014A	2015	2014A
Series 1000 Value Index
Shares sold	6,729,608	85,900,540B	$ 73,783,186	$ 867,369,365B
Reinvestment of distributions	2,891,583	184,181	32,803,891	1,880,484
Shares redeemed	(14,459,835)	(2,960,019)	(159,158,000)	(30,332,084)
Net increase (decrease)	(4,838,644)	83,124,702	$ (52,570,923)	$ 838,917,765
Class F
Shares sold	15,655,400	84,579,010B	$ 172,057,777	$ 855,400,909B
Reinvestment of distributions	3,237,478	168,460	36,739,139	1,719,977
Shares redeemed	(14,446,000)	(2,537,181)	(159,541,066)	(26,013,776)
Net increase (decrease)	4,446,878	82,210,289	$ 49,255,850	$ 831,107,110

A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

B Amount includes in-kind exchanges.

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Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 1000 Value Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series 1000 Value Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2015, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights the year then ended and the period from November 7, 2013 (commencement of operations) to January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series 1000 Value Index Fund as of January 31, 2015, the results of its operations for the year then ended and the statement of changes in net assets and financial highlights the year then ended and the period from November 7, 2013 (commencement of operations) to January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and John Engler, each of the Trustees oversees 235 funds. Ms. Acton and Mr. Engler each oversees 217 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series 1000 Value Index Fund or 1-800-835-5092 for Class F.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.

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Trustees and Officers - continued

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustee other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Geoffrey A. von Kuhn may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Geoffrey A. von Kuhn (1951)
Year of Election or Appointment: 2015 Member of the Advisory Board

Mr. von Kuhn also serves as a Trustee or Member of theAdvisory Board of other Fidelity funds.Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in theWealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series 1000 Value Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series 1000 Value Index	03/16/15	03/13/15	$0.010	$0.054
Class F	03/16/15	03/13/15	$0.011	$0.054

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2015, $10,090,264, or, if subsequently determined to be different, the net capital gain of such year.

Series 1000 Value Index and Class F designate 87% and 53% of the dividends distributed in March and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series 1000 Value Index designates 93% and 56%; and Class F designates 93% and 55% of the dividends distributed in March and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 1000 Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and of Geode. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the period shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % is in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series 1000 Value Index Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class F ranked below its competitive median for period and the retail class ranked equal to its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

XS6-ANN-0315
1.967963.101

Fidelity®

Tax-Free Bond

Fund

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $25,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	10.45%	6.00%	5.03%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Barclays® 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Tax-free municipal bonds posted strong results for the 12 months ending January 31, 2015, buoyed by higher tax rates, tight supply and improving credit fundamentals. The Barclays® Municipal Bond Index returned 8.86%, significantly outperforming even the U.S. investment-grade taxable bond market. Munis enjoyed a backdrop of steady economic growth, declining long-term interest rates, and global economic uncertainty, enhancing the muni market's reputation as a relative safe haven. State and local-government issuers benefited from improving income-, sales- and property-tax revenues, fueled by the domestic economic recovery. Additionally, a steady stream of municipal bond cash flows - from coupon payments, maturities and early calls by issuers - were reinvested back into the market. Meanwhile, investors took solace that the financial distress experienced by Puerto Rico, Detroit and a few California cities in bankruptcy did not expand to the broader market. Lastly, the tax advantages of munis had particular appeal in light of higher federal tax rates for top earners that took effect in 2013, as well as the new 3.8% Medicare tax on unearned, non-municipal investment income.

Comments from Jamie Pagliocco, Lead Portfolio Manager of Fidelity® Tax-Free Bond Fund for the period covered by this report: For year, the fund returned 10.45%, while the Barclays 3+ Year Non-AMT Municipal Bond Index returned 9.89%. We sought to generate attractive tax-exempt income for the fund and protect shareholder capital. An oveweighted position in health care bonds contributed to the fund's outperformance of the index. The fund's barbell positioning - with overweightings in longer- and shorter-maturity bonds - also bolstered our result, as the yield curve flattened. The fund's overweighting in California bonds was another plus. They outperformed bonds from nearly all other states, as California's economic and fiscal outlook significantly improved during the past year, generating strong buying interest. In contrast, the fund's overweighting in New Jersey state-backed bonds was detrimental. These securities underperformed the national muni market as a whole, because New Jersey state tax receipts fell below expectations, prompting the major credit-rating agencies to downgrade the state's credit outlook.

Note to Shareholders: Kevin Ramundo became Lead Portfolio Manager on February 1, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Actual	.25%	$ 1,000.00	$ 1,052.90	$ 1.29
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five States as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	15.6	17.9
California	14.3	15.6
Florida	10.8	8.5
Texas	9.7	10.0
New York	8.8	9.2
Top Five Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	30.0	32.1
Health Care	16.7	19.0
Transportation	10.8	10.4
Electric Utilities	9.0	7.6
Water & Sewer	9.0	10.2
Weighted Average Maturity as of January 31, 2015
		6 months ago
Years	6.2	6.2

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of January 31, 2015
6 months ago
Years	6.4	7.2

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)
As of January 31, 2015	As of July 31, 2014
AAA 4.0%	AAA 4.7%
AA,A 78.4%	AA,A 80.1%
BBB 7.1%	BBB 7.9%
BB and Below 0.2%	BB and Below 0.5%
Not Rated 1.9%	Not Rated 1.4%
Short-Term Investments and Net Other Assets 8.4%	Short-Term Investments and Net Other Assets 5.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 91.5%
	Principal Amount	Value
Alabama - 0.2%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	$ 1,400,000	$ 1,426,152
Huntsville Pub. Bldg. Auth. Rev.:
5% 10/1/20	520,000	573,134
5% 10/1/20 (Pre-Refunded to 4/1/17 @ 100)	280,000	307,269
5% 10/1/22	655,000	721,627
5% 10/1/22 (Pre-Refunded to 4/1/17 @ 100)	345,000	378,600
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.65%, tender 3/20/17 (d)	585,000	594,600
Univ. of Alabama at Birmingham Hosp. Rev. Series 2008 A, 5.75% 9/1/22	1,000,000	1,160,650
		5,162,032
Arizona - 1.9%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	1,000,000	1,141,390
5.25% 10/1/20 (FSA Insured)	2,600,000	3,058,848
5.25% 10/1/23 (FSA Insured)	5,000,000	5,865,100
5.25% 10/1/26 (FSA Insured)	1,000,000	1,171,050
5.25% 10/1/28 (FSA Insured)	500,000	584,045
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.):
Series 2007 A, 5% 1/1/21	1,000,000	1,084,960
Series 2007 B, 0.967% 1/1/37 (d)	1,000,000	897,210
Series 2008 D, 5.5% 1/1/38	3,400,000	3,758,904
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22	5,000,000	5,793,750
Goodyear McDowell Road Commercial Corridor Impt. District 5.25% 1/1/16 (AMBAC Insured)	1,000,000	1,044,960
Goodyear Pub. Impt. Corp. Facilities Rev. Series 2008, 6% 7/1/31	2,000,000	2,329,120
Marana Muni. Property Corp. Facilities Rev. Series 2008 A, 5% 7/1/20	1,520,000	1,727,054
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	1,200,000	1,359,540
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 1% 7/1/21 (b)	375,000	408,701
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2008, 5.25% 7/1/39	1,100,000	1,227,985
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	6,803,800
Municipal Bonds - continued
	Principal Amount	Value
Arizona - continued
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2005, 5% 7/1/29 (Pre-Refunded to 7/1/15 @ 100)	$ 4,250,000	$ 4,334,618
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,199,500
Pinal County Indl. Dev. Auth. Correctional Facilities Contract Rev. (Florence West Prison Expansion, LLC Proj.) Series 2006 A, 5.25% 10/1/15 (ACA Finl. Guaranty Corp. Insured)	1,335,000	1,355,185
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2008 A, 5% 1/1/24	1,000,000	1,120,490
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/23	2,500,000	3,030,325
5.5% 12/1/29	2,100,000	2,612,883
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	324,564
Tempe Transit Excise Tax Rev. Series 2008, 5% 7/1/33	1,000,000	1,121,170
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/28 (Pre-Refunded to 6/1/15 @ 100)	1,285,000	1,305,149
		54,660,301
California - 14.3%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	2,000,000	2,395,700
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155,000	1,828,151
California Edl. Facilities Auth. Rev.:
(Univ. of Southern California Proj.) Series 2007 A, 4.75% 10/1/37	4,850,000	5,252,550
Series U6, 5% 5/1/45	8,600,000	12,509,990
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (d)	10,400,000	11,206,832
Series 2007, 5.625% 5/1/20	5,000	5,024
5% 8/1/20	2,745,000	2,989,113
5% 10/1/22	1,500,000	1,757,310
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	1,100,000	1,230,966
5% 12/1/22	7,810,000	8,767,818
5% 11/1/24	3,000,000	3,344,100
5% 3/1/26	1,000,000	1,047,450
5% 6/1/26 (Pre-Refunded to 6/1/15 @ 100)	1,085,000	1,102,197
5% 3/1/31	1,700,000	1,776,296
5% 9/1/31	1,200,000	1,278,480
5% 9/1/32	1,400,000	1,490,188
Municipal Bonds - continued
	Principal Amount	Value
California - continued
California Gen. Oblig.: - continued
5% 9/1/33	$ 2,900,000	$ 3,082,062
5% 9/1/35	450,000	477,662
5.25% 9/1/23	8,500,000	10,572,810
5.25% 12/1/33	35,000	35,142
5.25% 4/1/35	4,300,000	5,120,182
5.25% 3/1/38	2,525,000	2,792,549
5.25% 11/1/40	1,100,000	1,300,541
5.5% 8/1/27	3,200,000	3,692,064
5.5% 8/1/29	4,300,000	4,925,994
5.5% 4/1/30	5,000	5,023
5.5% 3/1/40	600,000	697,596
5.6% 3/1/36	300,000	359,361
6% 3/1/33	5,850,000	7,211,880
6% 4/1/38	3,100,000	3,729,982
6% 11/1/39	11,280,000	13,855,901
6.5% 4/1/33	5,050,000	6,213,975
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2008 L, 5.125% 7/1/22 (Pre-Refunded to 7/1/15 @ 100)	1,160,000	1,183,455
(Kaiser Permanente Health Sys. Proj.) Series 2006 A, 5.25% 4/1/39	1,000,000	1,047,980
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	45,000	54,356
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,155,000	2,607,378
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	5,400,000	6,599,070
Series 2013 A, 5% 8/15/52	15,070,000	17,092,997
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	6,367,333
(Dept. of Health Svcs. Proj.) Series 2005 K, 5% 11/1/23	1,600,000	1,653,776
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/22	1,000,000	1,089,110
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34	2,640,000	3,148,464
(Univ. of California Research Proj.) Series 2006 E, 5.25% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	2,000,000	2,166,080
(Univ. Proj.) Series 2011 B, 5.25% 10/1/25	6,000,000	7,331,160
Municipal Bonds - continued
	Principal Amount	Value
California - continued
California Pub. Works Board Lease Rev.: - continued
(Various Cap. Projs.):
Series 2012 A, 5% 4/1/24	$ 6,500,000	$ 7,866,690
Series 2012 G, 5% 11/1/25	1,500,000	1,815,225
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/22	1,400,000	1,720,796
5% 12/1/23	2,600,000	3,173,092
Series 2005 B, 5.25% 11/1/24 (XL Cap. Assurance, Inc. Insured)	1,000,000	1,035,100
Series 2005 H, 5% 6/1/18	1,000,000	1,015,530
Series 2005 K, 5% 11/1/16	1,300,000	1,345,695
Series 2009 G1, 5.75% 10/1/30	835,000	996,522
Series 2009 I:
6.125% 11/1/29	500,000	612,900
6.375% 11/1/34	1,400,000	1,716,246
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	3,330,000	3,962,300
5.75% 11/1/27	5,600,000	6,658,232
6% 11/1/40	5,400,000	6,443,982
California Statewide Cmntys. Dev. Auth. Rev. (St. Joseph Health Sys. Proj.) Series 2007 C, 5.75% 7/1/47 (FGIC Insured)	5,100,000	5,725,209
Carlsbad Unified School District Series 2009 B, 0% 5/1/34 (a)	1,450,000	1,386,838
Fontana Unified School District Gen. Oblig.:
5% 5/1/21 (Assured Guaranty Corp. Insured)	1,880,000	2,172,866
5% 5/1/22 (Assured Guaranty Corp. Insured)	1,840,000	2,125,807
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A:
5% 6/1/45	3,700,000	3,754,464
5% 6/1/45	1,000,000	1,014,720
Series 2013 A, 5% 6/1/29	2,500,000	2,934,200
5% 6/1/45 (FSA Insured)	65,000	65,911
Loma Linda Hosp. Rev. (Loma Linda Univ. Med. Ctr. Proj.) Series 2008 A, 8.25% 12/1/38 (Pre-Refunded to 12/1/17 @ 100)	3,100,000	3,753,511
Long Beach Unified School District Series A, 5.75% 8/1/33	1,450,000	1,747,526
Los Angeles Cmnty. College District Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	10,000,000	12,259,900
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/24	2,000,000	2,386,700
Municipal Bonds - continued
	Principal Amount	Value
California - continued
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C: - continued
5% 3/1/25	$ 1,000,000	$ 1,181,790
Los Angeles Unified School District Series 2002 B, 5% 7/1/22 (Pre-Refunded to 7/1/17 @ 100)	1,200,000	1,328,496
Los Angeles Unified School District Ctfs. of Prtn. Series 2007 A, 5% 10/1/17 (AMBAC Insured)	1,080,000	1,200,571
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	10,000,000	11,930,600
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	1,000,000	1,152,750
Marina Coast Wtr. District Ctfs. Prtn. Series 2006, 5% 6/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,579,575
Marina Gen. Oblig. Series 2005, 5.25% 8/1/35 (AMBAC Insured)	1,170,000	1,218,146
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,246,237
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. Series 2007, 5% 8/1/19 (AMBAC Insured)	1,000,000	1,107,870
Northern California Transmission Agcy. Rev. (California-Oregon Transmission Proj.) Series 2009 A:
5% 5/1/23	2,235,000	2,581,157
5% 5/1/24	1,510,000	1,743,189
Oakland Gen. Oblig.:
Series 2009 B, 6.25% 1/15/39	1,000,000	1,190,270
Series 2012, 5% 1/15/27	4,865,000	5,730,240
Oakland Unified School District Alameda County Series 2009 A, 6.5% 8/1/20	1,935,000	2,337,809
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/19	1,500,000	1,727,850
5% 2/1/24	2,915,000	3,426,816
Port of Oakland Rev. Series 2007 C, 5% 11/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,341,850
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	713,427
Series B:
0% 8/1/33	4,350,000	2,290,014
0% 8/1/37	8,000,000	3,491,840
0% 8/1/38	4,225,000	1,769,219
0% 8/1/39	7,220,000	2,899,408
0% 8/1/40	1,100,000	419,254
Municipal Bonds - continued
	Principal Amount	Value
California - continued
Poway Unified School District: - continued
Series B:
0% 8/1/41	$ 4,900,000	$ 1,747,536
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	1,600,000	1,059,056
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/28	4,475,000	5,319,656
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	1,000,000	1,152,420
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	1,367,730
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	4,470,000	5,344,779
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5.25% 5/15/39	3,000,000	3,444,510
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	635,726
0% 7/1/36	10,050,000	4,461,095
0% 7/1/37	5,105,000	2,153,085
0% 7/1/39	3,500,000	1,350,440
Series 2008 E:
0% 7/1/47 (a)	2,600,000	1,422,850
0% 7/1/49	9,300,000	2,285,940
San Jacinto Unified School District Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	1,900,000	2,122,186
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24	1,000,000	1,231,570
5% 6/1/27	1,000,000	1,212,760
5% 6/1/32	10,000,000	11,884,600
San Jose Int'l. Arpt. Rev. Series 2007 B, 5% 3/1/23 (AMBAC Insured)	3,325,000	3,598,149
San Leandro Unified School District Series 2006 B, 6.25% 8/1/33 (FSA Insured)	1,700,000	1,997,806
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	1,700,000	1,932,475
Series 2010 B, 0% 8/1/47	3,700,000	1,015,243
San Mateo County Joint Powers Fing. Auth. Series 2009 A, (Cap. Projects) 5.25% 7/15/23	2,795,000	3,292,929
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.) Series 2007 C, 5.75% 2/1/41 (AMBAC Insured)	10,000,000	11,108,400
Municipal Bonds - continued
	Principal Amount	Value
California - continued
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,000,000	$ 919,700
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,269,560
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/28 (FSA Insured)	165,000	168,658
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (FSA Insured)	8,300,000	9,167,931
Univ. of California Revs.:
Series 2007 K, 5% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	940,000	961,498
Series 2009 O:
5.25% 5/15/39	1,000,000	1,148,170
5.75% 5/15/30	5,700,000	6,778,839
5.75% 5/15/34	3,060,000	3,633,536
Ventura County Cmnty. College District Series C, 5.5% 8/1/33	1,700,000	1,956,802
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,445,500
Washington Township Health Care District Rev.:
Series 2007 A, 5% 7/1/16	535,000	564,848
Series 2009 A:
5.125% 7/1/17	205,000	223,735
5.25% 7/1/18	230,000	259,369
5.5% 7/1/19	390,000	452,681
6% 7/1/29	1,000,000	1,149,260
Series 2010 A, 5.25% 7/1/30	1,900,000	2,063,457
West Contra Costa Unified School District:
(Election of 2005 Proj.) Series B, 5.625% 8/1/35 (Berkshire Hathaway Assurance Corp. Insured)	1,200,000	1,383,276
Series 2012, 5% 8/1/27	5,000,000	6,015,650
Yuba City Unified School District Series A, 0% 9/1/22 (FGIC Insured)	1,000,000	814,930
		418,212,729
Colorado - 0.6%
Colorado Ctfs. of Prtn. (UCDHSC Fitzsimons Academic Proj.) Series 2005 B, 5.25% 11/1/24 (Pre-Refunded to 11/1/15 @ 100)	1,000,000	1,037,630
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	2,000,000	1,855,640
Municipal Bonds - continued
	Principal Amount	Value
Colorado - continued
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.): - continued
0% 7/15/22 (Escrowed to Maturity)	$ 4,500,000	$ 3,911,760
Colorado Health Facilities Auth. Rev.:
(Adventist Health Sys./Sunbelt Proj.) Series 2006 D, 5.25% 11/15/27	2,000,000	2,161,460
(Valley View Hosp. Proj.) Series 2008, 5.75% 5/15/36	2,640,000	2,998,697
Denver City & County Arpt. Rev. Series 2007 E, 5% 11/15/32 (AMBAC Insured)	1,000,000	1,104,460
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,228,346
Series 2010 A, 0% 9/1/41	3,400,000	1,196,120
Series 2010 C, 5.375% 9/1/26	1,000,000	1,165,140
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5.5% 6/1/26 (Pre-Refunded to 6/1/19 @ 100)	1,250,000	1,492,763
		18,152,016
District Of Columbia - 0.7%
District of Columbia Hosp. Rev. (Sibley Memorial Hosp. Proj.) Series 2009, 6.375% 10/1/39	5,000,000	6,102,700
District of Columbia Rev. Series B, 4.75% 6/1/32	800,000	891,312
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2007 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/17 @ 100)	4,700,000	5,313,068
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. Series 2009 B:
0% 10/1/31 (Assured Guaranty Corp. Insured)	5,825,000	3,081,076
0% 10/1/36 (Assured Guaranty Corp. Insured)	5,020,000	2,088,671
0% 10/1/39 (Assured Guaranty Corp. Insured)	10,000,000	3,631,800
		21,108,627
Florida - 10.8%
Brevard County School Board Ctfs. of Prtn.:
Series 2007 B, 5% 7/1/24 (AMBAC Insured)	1,000,000	1,090,180
Series 2014, 5% 7/1/27	1,700,000	2,051,152
Broward County Arpt. Sys. Rev. series 2012 Q1, 5% 10/1/22	2,000,000	2,470,400
Broward County School Board Ctfs. of Prtn.:
Series 2004 B, 5.25% 7/1/15 (FSA Insured)	5,000,000	5,101,550
Series 2007 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,062,920
Municipal Bonds - continued
	Principal Amount	Value
Florida - continued
Broward County School Board Ctfs. of Prtn.: - continued
Series 2012 A, 5% 7/1/24	$ 8,830,000	$ 10,471,674
Series 2015 A:
5% 7/1/24 (c)	940,000	1,162,564
5% 7/1/26 (c)	3,635,000	4,470,687
Series 2015 B, 5% 7/1/25 (c)	1,560,000	1,939,704
Broward County Wtr. & Swr. Util. Rev. Series 2009 A, 5.25% 10/1/34	12,120,000	13,866,856
Citizens Property Ins. Corp.:
Series 2010 A1, 5% 6/1/16 (FSA Insured)	5,000,000	5,297,400
Series 2011 A1, 5% 6/1/20	1,000,000	1,182,400
Series 2012 A1, 5% 6/1/21	3,100,000	3,723,286
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	8,060,000	9,862,538
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	4,300,000	5,133,211
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29	1,665,000	1,835,146
Series 2011 E, 5% 6/1/24	2,385,000	2,890,071
Series A, 5.5% 6/1/38	700,000	805,784
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	2,400,000	2,759,472
Florida Gen. Oblig.:
(Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/26	5,675,000	6,351,630
Series 2008 A, 5.25% 7/1/37	1,000,000	1,106,320
Series 2011 B, 5% 7/1/23	3,600,000	4,379,328
Series 2012 A, 5% 7/1/25	3,300,000	3,991,944
Florida Muni. Pwr. Agcy. Rev.:
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,340,618
Series 2009 A, 6.25% 10/1/31	1,000,000	1,223,020
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 A:
5% 11/15/16 (Pre-Refunded to 11/15/15 @ 100)	305,000	316,486
5% 11/15/16 (Pre-Refunded to 11/15/15 @ 100)	495,000	513,706
Series 2005 B, 5% 11/15/30 (Pre-Refunded to 11/15/15 @ 100)	130,000	134,896
Series 2006 G:
5% 11/15/16	95,000	102,656
5.125% 11/15/18	965,000	1,044,188
Municipal Bonds - continued
	Principal Amount	Value
Florida - continued
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.): - continued
Series 2008 B, 6% 11/15/37	$ 5,000,000	$ 6,023,850
Hillsborough County Indl. Dev. (Tampa Gen. Hosp. Proj.) Series 2006, 5.25% 10/1/41	4,980,000	5,289,706
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	1,500,000	1,973,580
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	3,183,414
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2012 A, 4% 10/1/23	2,335,000	2,602,848
Series Three 2010 D, 5% 10/1/38	2,800,000	3,178,784
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,711,070
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (FSA Insured)	1,500,000	1,770,480
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) Series 2012, 5% 11/15/22	800,000	951,168
Miami-Dade County Aviation Rev.:
Series 2010 A:
5.5% 10/1/30	1,000,000	1,192,830
5.5% 10/1/41	1,500,000	1,780,395
Series 2010 A1, 5.375% 10/1/35	4,240,000	4,964,701
Series 2014 A, 5% 10/1/37	6,600,000	7,753,878
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24	1,000,000	1,208,070
Miami-Dade County Edl. Facilities Rev. (Univ. of Miami Proj.) Series 2008 A, 5.75% 4/1/28	1,400,000	1,481,242
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,723,753
Series 2014 A:
5% 7/1/25	1,430,000	1,752,222
5% 7/1/27	1,000,000	1,206,560
5% 7/1/28	2,225,000	2,668,087
5% 7/1/29	1,010,000	1,205,546
5% 7/1/44	18,200,000	20,906,704
Series 2014 B, 5% 7/1/30	2,500,000	2,970,300
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/21 (AMBAC Insured)	1,500,000	1,685,025
Series 2011 B, 5.625% 5/1/31	2,195,000	2,643,921
Municipal Bonds - continued
	Principal Amount	Value
Florida - continued
Miami-Dade County School Board Ctfs. of Prtn.: - continued
Series 2014 D:
5% 11/1/22	$ 2,085,000	$ 2,533,150
5% 11/1/23	5,485,000	6,739,255
5% 11/1/24	6,350,000	7,801,102
5% 11/1/25	6,655,000	8,066,126
Series 2015 A, 5% 5/1/29	12,370,000	14,765,945
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/22	765,000	936,437
5% 7/1/42	800,000	919,304
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	6,000,000	7,464,840
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	915,000	1,011,560
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,285,000	2,693,764
5.75% 10/1/43	285,000	313,403
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	715,000	842,906
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.375% 10/1/23	2,500,000	2,937,950
Series 2012 A, 5% 10/1/42	6,315,000	6,981,485
Series 2012 B, 5% 10/1/42	2,500,000	2,763,850
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/28	5,000,000	6,116,250
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,403,253
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 A, 5.25% 10/1/39	1,000,000	1,148,860
Series 2009 B, 5% 10/1/33	6,200,000	7,058,080
Series 2012 A, 5% 10/1/24	1,450,000	1,850,766
Series 2013 A:
5% 10/1/24	2,300,000	2,935,697
5% 10/1/25	1,800,000	2,317,986
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/31	1,500,000	1,736,985
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
5% 8/1/22	2,000,000	2,465,580
5% 8/1/23	3,550,000	4,418,685
5% 8/1/24	1,500,000	1,876,965
Municipal Bonds - continued
	Principal Amount	Value
Florida - continued
Palm Beach County School Board Ctfs. of Prtn.: - continued
Series 2015 B:
5% 8/1/23	$ 1,500,000	$ 1,867,050
5% 8/1/24	1,500,000	1,876,965
5% 8/1/25	875,000	1,106,228
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	4,000,000	4,869,760
Port Saint Lucie Master Lease Proj. Ctfs. of Prtn. (Muni. Complex Proj.) Series 2008, 6.25% 9/1/27 (Assured Guaranty Corp. Insured)	1,590,000	1,859,171
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (d)	2,300,000	2,602,542
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,959,878
Sarasota County School Board Ctfs. of Prtn. (Master Lease Prog.):
5% 7/1/16	1,315,000	1,399,673
5% 7/1/17	4,385,000	4,843,364
Seminole County School Board Ctfs. of Prtn. Series 2005 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	200,000	203,832
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6% 4/1/29	2,375,000	2,710,350
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2011 B, 5% 10/1/19	2,725,000	3,226,700
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	1,073,547
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	992,809
		314,201,974
Georgia - 2.8%
Atlanta Wtr. & Wastewtr. Rev. Series 2009 A, 6.25% 11/1/39	12,700,000	15,620,873
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (d)	3,000,000	3,091,260
2.2%, tender 4/2/19 (d)	5,900,000	6,049,093
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	4,120,000	3,735,645
Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,720,130
Municipal Bonds - continued
	Principal Amount	Value
Georgia - continued
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	$ 2,900,000	$ 3,272,041
6.125% 9/1/40	3,665,000	4,064,119
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	1,000,000	1,171,020
5.25% 10/1/41	1,900,000	2,214,792
Fulton County Wtr. & Swr. Rev.:
Series 2011, 5% 1/1/23	2,500,000	3,007,050
Series 2013, 5% 1/1/32	10,000,000	11,791,500
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/19	4,000,000	4,633,280
Series C, 5% 1/1/22	2,900,000	3,510,740
Series GG, 5% 1/1/23	1,600,000	1,974,480
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,456,366
Series S, 5% 10/1/24	1,575,000	1,906,427
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	4,900,000	5,699,141
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/28	2,560,000	2,978,381
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity)	1,995,000	1,808,886
Valdosta & Lowndes County Hosp. Series 2007, 5% 10/1/24	1,000,000	1,100,500
		81,805,724
Idaho - 0.3%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A, 6.75% 11/1/37	1,900,000	2,261,570
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33	6,300,000	7,459,830
		9,721,400
Illinois - 15.6%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2003, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,065,000	956,551
Chicago Board of Ed.:
Series 2011 A, 5.5% 12/1/39	2,700,000	2,956,527
Series 2012 A, 5% 12/1/42	7,100,000	7,489,577
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999:
0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,700,000	$ 1,036,303
0% 1/1/39 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,600,000	1,814,344
(City Colleges Proj.):
Series 1999, 0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,300,000	4,205,314
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,330,000	10,544,771
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	210,000	210,806
Series 2007 A, 5% 1/1/37 (FSA Insured)	10,000,000	10,441,900
Series 2007 C, 5% 1/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,905,000	5,176,148
Series 2008 C, 5% 1/1/34	680,000	708,852
Series 2009 A:
5% 1/1/22	1,500,000	1,646,715
5% 1/1/27 (FSA Insured)	1,900,000	2,072,178
Series 2009 C, 5% 1/1/23	1,285,000	1,392,901
Series 2011 A, 5% 1/1/40	4,125,000	4,311,285
Series 2012 A:
5% 1/1/33	2,175,000	2,309,111
5% 1/1/34	1,045,000	1,106,206
Series 2012 C, 5% 1/1/23	500,000	557,010
Series A, 5.5% 1/1/17 (FSA Insured)	1,480,000	1,592,687
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2008 A, 5% 1/1/16 (FSA Insured)	1,200,000	1,249,992
Series 2011 C, 6.5% 1/1/41	6,585,000	8,182,719
Series 2013 D, 5% 1/1/27	5,175,000	6,126,527
Chicago Park District Gen. Oblig.:
Series 2010 C:
5.25% 1/1/37	2,100,000	2,337,195
5.25% 1/1/40	1,300,000	1,440,179
Series 2013 A:
5.5% 1/1/33	1,000,000	1,187,250
5.75% 1/1/38	2,400,000	2,875,152
Series 2014 B:
5% 1/1/24	1,000,000	1,202,060
5% 1/1/25	1,000,000	1,195,880
Series 2014 C, 5% 1/1/28	2,000,000	2,346,460
Series 2014 D, 5% 1/1/20	1,000,000	1,170,700
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Chicago Transit Auth. Series 2014, 5.25% 12/1/49	$ 12,000,000	$ 14,226,120
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.):
Series 2006 A, 5% 6/1/21	1,000,000	1,074,790
Series 2008 A:
5.25% 6/1/22 (Assured Guaranty Corp. Insured)	1,200,000	1,355,412
5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,000,000	1,129,160
Chicago Wtr. Rev. Series 2008:
5.25% 11/1/33	2,300,000	2,542,719
5.25% 11/1/38	9,150,000	10,015,682
Cook County Cmnty. College District Series 2013:
5% 12/1/23	2,000,000	2,409,520
5% 12/1/24	1,000,000	1,259,080
5.25% 12/1/25	1,450,000	1,849,678
Cook County Forest Preservation District Series 2012 C:
5% 12/15/22	1,230,000	1,440,121
5% 12/15/37	1,000,000	1,129,820
Cook County Gen. Oblig.:
Series 2006 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,103,010
Series 2010 A, 5.25% 11/15/33	13,180,000	14,794,550
Series 2011 A, 5.25% 11/15/28	1,625,000	1,938,950
Series 2012 C:
5% 11/15/23	4,375,000	5,154,013
5% 11/15/24	3,500,000	4,096,190
5% 11/15/25	5,800,000	6,765,700
Des Plaines Pub. Library District 5.5% 1/1/30	4,210,000	5,003,922
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig.:
Series 2006 A, 5.25% 5/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,483,468
Series A:
5.5% 5/1/15 (Escrowed to Maturity)	480,000	486,250
5.5% 5/1/15 (Escrowed to Maturity)	520,000	526,770
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	5,600,000	4,781,224
Illinois Fin. Auth. Hosp. Rev. (KishHealth Sys. Proj.) Series 2008, 5.75% 10/1/35	2,400,000	2,769,144
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	1,100,000	1,324,774
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Illinois Fin. Auth. Rev.: - continued
(Bradley Univ. Proj.) 5% 8/1/20 (XL Cap. Assurance, Inc. Insured)	$ 1,440,000	$ 1,588,536
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	2,100,000	2,442,804
(Children's Memorial Hosp. Proj.) Series 2008 A, 5.25% 8/15/33 (Assured Guaranty Corp. Insured)	1,900,000	2,132,256
(Edward Hosp. Obligated Group Proj.) Series 2008 A, 5.5% 2/1/40 (AMBAC Insured)	2,295,000	2,556,860
(Newman Foundation, Inc. Proj.) 5% 2/1/27 (Radian Asset Assurance, Inc. Insured)	1,225,000	1,260,770
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38	2,800,000	3,165,764
(Northwestern Memorial Hosp. Proj.) Series 2009 A, 6% 8/15/39	3,700,000	4,442,812
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5.375% 5/15/30	7,600,000	8,658,148
(Provena Health Proj.):
Series 2009 A, 7.75% 8/15/34	6,060,000	7,612,936
Series 2010 A, 6% 5/1/28	5,300,000	6,101,678
(Rush Univ. Med. Ctr. Proj.):
Series 2009 A, 7.25% 11/1/30 (Pre-Refunded to 11/1/18 @ 100)	1,865,000	2,305,177
Series 2009 C, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	2,300,000	2,843,490
Series 2009 D, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	2,300,000	2,843,490
Series B, 5.75% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	3,595,000	4,230,704
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37 (Pre-Refunded to 8/1/17 @ 100)	6,825,000	7,650,825
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A:
5.5% 8/15/30	700,000	772,779
6% 8/15/23	1,000,000	1,117,920
(The Carle Foundation Proj.) Series 2009 A:
5.5% 2/15/15 (Assured Guaranty Corp. Insured)	6,090,000	6,101,023
5.5% 2/15/17 (Assured Guaranty Corp. Insured)	3,825,000	4,182,293
Series 2008 A:
5.625% 1/1/37	9,995,000	10,853,970
6% 2/1/23 (AMBAC Insured)	400,000	455,240
Series 2009 A, 7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,880,000	3,559,738
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Illinois Fin. Auth. Rev.: - continued
Series 2009:
6.875% 8/15/38	$ 150,000	$ 176,256
7% 8/15/44	6,210,000	7,315,380
Series 2010 A:
5.5% 8/15/24	1,030,000	1,178,351
5.75% 8/15/29	700,000	794,857
Series 2010, 5.25% 8/15/36	1,365,000	1,463,963
Series 2012 A:
5% 5/15/19	1,000,000	1,146,350
5% 5/15/23	700,000	829,101
Series 2012:
4% 9/1/32	3,000,000	2,882,550
5% 9/1/22	800,000	923,496
5% 9/1/32	4,000,000	4,321,480
5% 9/1/38	5,400,000	5,749,758
5% 11/15/43	1,640,000	1,821,532
Series 2013:
5% 11/15/24	1,115,000	1,335,335
5% 11/15/27	400,000	472,464
5% 5/15/43	3,700,000	3,950,749
5% 11/15/23 (c)	1,845,000	2,265,291
Illinois Gen. Oblig.:
Series 2002, 5.5% 8/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,024,620
Series 2006:
5% 1/1/19	1,500,000	1,679,745
5.5% 1/1/31	1,000,000	1,196,210
Series 2010:
5% 1/1/21 (FSA Insured)	900,000	1,016,172
5% 1/1/23 (FSA Insured)	2,100,000	2,343,096
Series 2012 A, 5% 1/1/33	1,700,000	1,840,046
Series 2012:
5% 8/1/19	900,000	1,019,160
5% 8/1/21	740,000	850,697
5% 3/1/23	1,500,000	1,702,200
5% 8/1/23	1,675,000	1,933,989
5% 3/1/36	1,000,000	1,071,880
Series 2013, 5.5% 7/1/38	2,000,000	2,271,960
Series 2014:
5% 2/1/23	1,850,000	2,129,628
5.25% 2/1/29	3,900,000	4,464,681
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Illinois Health Facilities Auth. Rev. (Delnor-Cmnty. Hosp. Proj.):
Series 2002 A, 5.25% 5/15/22 (FSA Insured)	$ 1,175,000	$ 1,323,967
Series 2002 D, 5.25% 5/15/32 (FSA Insured)	1,000,000	1,114,810
5.25% 5/15/32 (FSA Insured)	590,000	657,738
Illinois Muni. Elec. Agcy. Pwr. Supply Series A, 5.25% 2/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,360,000	3,652,757
Illinois Sales Tax Rev.:
Series 2005, 5% 6/15/30 (Pre-Refunded to 6/15/15 @ 100)	3,000,000	3,052,680
Series 2010, 5% 6/15/15	4,300,000	4,375,680
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2013 A, 5% 1/1/38	20,000,000	22,933,400
Illinois Unemployment Ins. Fund Bldg. Receipts Series 2012 A, 5% 6/15/19	1,400,000	1,424,010
Jersey & Greene Counties Cmnty. Unit School District #100 Series 2003, 0% 12/1/18 (FSA Insured)	1,100,000	1,003,684
Joliet School District #86 Gen. Oblig. Series 2002:
0% 11/1/19 (FSA Insured)	2,260,000	2,022,067
0% 11/1/20 (FSA Insured)	3,850,000	3,309,884
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	4,232,507
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/17 (AMBAC Insured)	910,000	873,855
0% 12/1/17 (Escrowed to Maturity)	90,000	87,795
6.5% 1/1/20 (AMBAC Insured)	310,000	386,406
6.5% 1/1/20 (Escrowed to Maturity)	535,000	672,960
6.5% 1/1/20 (Escrowed to Maturity)	55,000	69,183
Lake County Cmnty. Consolidated School District #73 Gen. Oblig.:
0% 12/1/16 (Escrowed to Maturity)	260,000	257,408
0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	840,000	824,695
Lake County Cmnty. Unit School District #95, Lake Zurich Series 2000 B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	2,834,400
Madison County Cmnty. United School District #007 Series A, 5% 12/1/15 (FSA Insured)	1,000,000	1,037,250
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,206,912
Municipal Bonds - continued
	Principal Amount	Value
Illinois - continued
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 12/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 3,255,000	$ 3,194,457
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,900,000	6,498,590
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,500,000	4,435,790
0% 6/15/44 (FSA Insured)	19,125,000	5,222,081
0% 6/15/45 (FSA Insured)	12,145,000	3,163,287
0% 6/15/46 (FSA Insured)	2,335,000	580,037
0% 6/15/47 (FSA Insured)	5,660,000	1,340,684
Series 2012 B:
0% 12/15/41	4,600,000	1,459,212
0% 12/15/51	5,900,000	1,173,156
5% 6/15/52	7,100,000	7,819,656
0% 6/15/15	2,760,000	2,754,894
0% 6/15/15 (Escrowed to Maturity)	1,885,000	1,883,492
0% 6/15/15 (Escrowed to Maturity)	605,000	604,516
0% 6/15/16 (Escrowed to Maturity)	475,000	472,739
0% 6/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,125,000	1,111,905
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015,000	1,820,270
Series 2009 A, 5.75% 4/1/38	4,870,000	5,744,409
Series 2010 A:
5% 4/1/25	1,700,000	2,000,730
5.25% 4/1/30	1,020,000	1,205,824
Series 2013:
6% 10/1/42	1,935,000	2,338,564
6.25% 10/1/38	1,900,000	2,262,235
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	420,000	417,085
0% 11/1/16 (FSA Insured)	1,280,000	1,257,741
0% 11/1/18 (Escrowed to Maturity)	945,000	914,458
0% 11/1/18 (FSA Insured)	4,085,000	3,874,337
0% 11/1/19 (Escrowed to Maturity)	1,290,000	1,226,932
0% 11/1/19 (FSA Insured)	8,310,000	7,687,082
		456,371,788
Municipal Bonds - continued
	Principal Amount	Value
Indiana - 2.5%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 2,875,000	$ 3,389,424
Carlisle-Sullivan Independent School Bldg. Corp. Series 2007, 5% 7/15/20 (FSA Insured)	1,000,000	1,101,830
Delaware County Ind. Hosp. Auth. Series 2006, 5.125% 8/1/29 (Pre-Refunded to 8/1/16 @ 100)	1,000,000	1,070,980
Franklin Cmnty. Multi-School Bldg. Corp. 5% 7/15/20 (FSA Insured)	1,525,000	1,667,039
Franklin Township Independent School Bldg. Corp., Marion County 5% 7/15/20 (AMBAC Insured)	3,540,000	3,821,678
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,100,000	3,883,463
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2009 A, 5.25% 11/1/39	1,700,000	1,963,687
Indiana Fin. Auth. Rev. Series 2012:
5% 3/1/25	1,000,000	1,173,920
5% 3/1/30	500,000	572,910
5% 3/1/41	2,590,000	2,852,004
Indiana Health & Edl. Facilities Fing. Auth. Rev.:
(Sisters of St. Francis Health Svcs., Inc. Proj.) Series 2006 E, 5.25% 5/15/41 (FSA Insured)	1,600,000	1,775,152
Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (d)	5,000,000	5,322,650
Indiana Health Facility Fing. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (d)	2,800,000	2,850,316
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A, 5% 1/1/21	800,000	962,760
Indiana State Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	850,000	1,024,854
5% 10/1/37	1,700,000	1,967,546
Series 2014 A:
5% 10/1/25	1,200,000	1,493,256
5% 10/1/26	1,750,000	2,160,498
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	2,143,488
Series 2011 A, 5.25% 10/1/26	1,000,000	1,198,190
Series 2011 B, 5% 10/1/41	2,000,000	2,226,940
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A, 0% 6/1/17 (AMBAC Insured)	1,000,000	977,530
Municipal Bonds - continued
	Principal Amount	Value
Indiana - continued
Indianapolis Local Pub. Impt. Bond Bank (Wtrwks. Proj.):
Series 2007 L, 5.25% 7/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,000,000	$ 1,114,800
Series A, 5.5% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,005,000	1,051,984
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/19	8,390,000	9,714,529
Jasper County Indl. Poll. Ctl. Rev. (Northern Indiana Pub. Svc. Co. Proj.) Series 1988 C, 5.6% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,077,760
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
5% 7/15/27	5,000,000	5,923,500
5% 1/15/30	4,300,000	5,029,882
Purdue Univ. Rev. (Student Facilities Sys. Proj.) Series 2009 B, 5% 7/1/27	1,220,000	1,419,604
Wayne Township Marion County School Bldg. Corp. Series 2007, 5.5% 7/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	700,000	758,744
		71,690,918
Kansas - 0.3%
Lawrence Hosp. Rev. Series 2006, 5.25% 7/1/15	200,000	204,036
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	1,800,000	1,840,806
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 X:
4% 11/15/18 (Escrowed to Maturity)	400,000	447,888
5% 11/15/17 (Escrowed to Maturity)	1,000,000	1,121,140
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2012 A, 5% 9/1/26	4,020,000	4,752,163
		8,366,033
Kentucky - 0.3%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2010 B, 5% 2/1/21	1,185,000	1,341,645
Kentucky Econ. Dev. Fin. Auth. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2010 A, 5% 2/1/30	1,605,000	1,793,796
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	1,275,000	1,532,576
Municipal Bonds - continued
	Principal Amount	Value
Kentucky - continued
Louisville & Jefferson County Series 2013 A: - continued
5.75% 10/1/38	$ 3,105,000	$ 3,807,506
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	1,000,000	1,240,680
		9,716,203
Louisiana - 0.8%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39	800,000	976,200
Louisiana Pub. Facilities Auth. Rev. (Nineteenth Judicial District Court Proj.) Series 2007:
5.375% 6/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,638,420
5.5% 6/1/41 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,770,000	5,226,107
New Orleans Gen. Oblig.:
Series 2005, 5.25% 12/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,036,000
Series 2012:
5% 12/1/24	2,455,000	2,837,685
5% 12/1/25	2,400,000	2,759,544
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/23	2,500,000	2,983,325
5.5% 5/15/29	5,000,000	5,646,350
		23,103,631
Maine - 0.2%
Maine Health & Higher Ed. Facilities Auth. Rev. Series 2008 D, 5.75% 7/1/38	1,800,000	2,057,112
Maine Tpk. Auth. Tpk. Rev. Series 2007:
5.25% 7/1/27 (AMBAC Insured)	1,065,000	1,164,407
5.25% 7/1/37 (AMBAC Insured)	1,500,000	1,624,740
		4,846,259
Maryland - 0.4%
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Towson Univ. Proj.) Series A, 5.25% 7/1/24	1,000,000	1,063,620
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	1,880,000	2,030,926
(Upper Chesapeake Hosp. Proj.) Series 2008 C:
5.5% 1/1/18	370,000	400,558
Municipal Bonds - continued
	Principal Amount	Value
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.: - continued
(Upper Chesapeake Hosp. Proj.) Series 2008 C:
6% 1/1/38	$ 4,200,000	$ 4,740,960
(Washington County Health Sys. Proj.) Series 2008, 6% 1/1/43	1,100,000	1,200,529
Bonds (Johns Hopkins Health Sys. Obligated Group Proj.) Series 2008 B, 5%, tender 5/15/15 (d)	1,400,000	1,419,152
Series 2010, 5.625% 7/1/30	1,100,000	1,201,200
		12,056,945
Massachusetts - 0.7%
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2011 I, 6.75% 1/1/36	1,000,000	1,203,420
4% 11/15/17	2,900,000	2,901,711
5.5% 7/1/44	2,600,000	2,866,734
Massachusetts Health & Edl. Facilities Auth. Rev. (CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33	1,000,000	1,109,430
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2005 A:
5% 8/15/23 (Pre-Refunded to 8/15/15 @ 100)	3,000,000	3,077,610
5% 8/15/24 (Pre-Refunded to 8/15/15 @ 100)	5,000,000	5,129,350
Series 2007 A, 5% 8/15/22 (AMBAC Insured)	2,890,000	3,213,507
Springfield Gen. Oblig. Series 2005, 5% 8/1/21 (Pre-Refunded to 8/1/15 @ 100)	2,040,000	2,088,409
		21,590,171
Michigan - 2.3%
Detroit School District Series 2012 A, 5% 5/1/22	1,500,000	1,773,090
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	800,000	891,632
Series 2006 B, 5% 7/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,300,000	2,345,034
Detroit Wtr. Supply Sys. Rev.:
Series 2004 A, 5.25% 7/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,019,430
Series 2006 B:
6.25% 7/1/36 (FSA Insured)	1,500,000	1,653,450
7% 7/1/36 (FSA Insured)	1,400,000	1,598,072
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	1,000,000	1,206,170
Municipal Bonds - continued
	Principal Amount	Value
Michigan - continued
Lapeer Cmnty. Schools Series 2007, 5% 5/1/33 (FSA Insured)	$ 800,000	$ 883,704
Lincoln Consolidated School District Series 2008, 5% 5/1/19 (FSA Insured)	1,355,000	1,520,960
Michigan Bldg. Auth. Rev. Series IA:
5.375% 10/15/41	1,000,000	1,164,170
5.5% 10/15/45	2,000,000	2,374,580
Michigan Fin. Auth. Rev.:
Series 2012 A:
4.125% 6/1/32	2,350,000	2,365,416
5% 6/1/20	750,000	857,798
5% 6/1/27	1,100,000	1,226,049
5% 6/1/39	2,400,000	2,614,536
Series 2012:
5% 11/15/36	1,300,000	1,471,457
5% 11/15/42	2,950,000	3,278,689
Series 2013, 5% 8/15/29	3,865,000	4,528,621
Michigan Gen. Oblig. Series 2007, 5.25% 9/15/21 (FSA Insured)	3,625,000	4,033,429
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38	2,000,000	2,280,720
(Sparrow Hosp. Proj.) Series 2007, 5% 11/15/15	1,390,000	1,440,777
(Trinity Health Sys. Proj.) Series 2008 A, 6.5% 12/1/33	3,500,000	4,176,900
Michigan Muni. Bond Auth. Rev. Series 2009, 5% 10/1/26	4,165,000	4,884,046
Portage Pub. Schools Series 2008, 5% 5/1/23 (FSA Insured)	5,275,000	5,933,689
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) Series 2009 V, 8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	900,000	1,138,392
South Redford School District Series 2005, 5% 5/1/22 (Pre-Refunded to 5/1/15 @ 100)	1,575,000	1,593,601
Western Michigan Univ. Rev.:
5.25% 11/15/19 (Assured Guaranty Corp. Insured)	3,015,000	3,490,405
5.25% 11/15/22 (Assured Guaranty Corp. Insured)	4,640,000	5,325,050
Willow Run Cmnty. Schools County of Washtenaw Series 2005, 5% 5/1/19 (FSA Insured)	1,000,000	1,011,320
		68,081,187
Municipal Bonds - continued
	Principal Amount	Value
Minnesota - 1.1%
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B, 4% 3/1/21	$ 1,765,000	$ 1,836,324
Maple Grove Health Care Sys. Rev. (Maple Grove Hosp. Corp. Proj.) Series 2007, 5.25% 5/1/28	1,000,000	1,075,890
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2007 A, 5% 1/1/22	8,845,000	9,647,861
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs. Proj.) Series 2008 B, 6.5% 11/15/38 (Assured Guaranty Corp. Insured)	1,000,000	1,182,670
Minnesota Gen. Oblig.:
5% 8/1/22	1,960,000	2,163,193
5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	40,000	44,346
Minnesota Higher Ed. Facilities Auth. Rev. (Macalester College Proj.) Series 6, 5% 3/1/20	2,190,000	2,383,640
Saint Paul Port Auth. Lease Rev. (HealthEast Midway Campus Proj.) Series 2003 A, 5.75% 5/1/25	700,000	707,644
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/21	1,915,000	2,192,809
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.):
Series 2008 C, 5.5% 7/1/17	1,225,000	1,353,049
Series 2009, 5.75% 7/1/39	6,690,000	7,798,801
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. (HealthPartners Oblig. Group Proj.) Series 2006, 5.25% 5/15/36	1,000,000	1,069,830
		31,456,057
Mississippi - 0.1%
Mississippi Hosp. Equip. & Facilities Auth. (Mississippi Baptist Med. Proj.) Series 2007 A, 5% 8/15/15	1,500,000	1,531,590
Missouri - 0.1%
Kansas City Spl. Oblig.:
4% 9/1/18	400,000	438,488
5% 9/1/21	295,000	342,185
5% 9/1/22	500,000	579,735
5% 9/1/23	400,000	463,596
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38	1,000,000	1,107,850
Municipal Bonds - continued
	Principal Amount	Value
Missouri - continued
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/21	$ 125,000	$ 125,374
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. (Friendship Village West County Proj.) Series A, 5.25% 9/1/16	940,000	968,614
		4,025,842
Nebraska - 0.2%
Central Plains Energy Proj. Rev. (Nebraska Gas Proj.) Series 2007 B, 0.6498% 12/1/17 (d)	1,000,000	977,520
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/24	1,080,000	1,211,706
6% 8/15/24 (Pre-Refunded to 8/15/17 @ 100)	835,000	948,067
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/26	2,550,000	2,836,187
		5,973,480
Nevada - 0.7%
Clark County Wtr. Reclamation District:
Series 2009 A, 5.25% 7/1/29 (Berkshire Hathaway Assurance Corp. Insured)	1,400,000	1,630,286
5.625% 7/1/32	10,730,000	12,388,751
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	1,900,000	2,293,433
Series 2012 B, 5% 6/1/42	3,260,000	3,738,861
		20,051,331
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Rev. Series 2009 A, 6.125% 10/1/39	2,900,000	3,297,880
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007 A, 5% 10/1/37	2,200,000	2,383,678
Series 2012:
4% 7/1/23	1,000,000	1,056,430
4% 7/1/32	900,000	905,715
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 10/1/19	2,890,000	3,360,376
5% 2/1/20	1,300,000	1,525,563
		12,529,642
New Jersey - 2.0%
Garden State Preservation Trust Open Space & Farmland Preservation Series 2005 A, 5.8% 11/1/19 (Pre-Refunded to 11/1/15 @ 100)	600,000	625,026
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Ctfs. of Prtn. Series 2009 A:
5.125% 6/15/24	$ 1,500,000	$ 1,711,770
5.25% 6/15/28	1,000,000	1,128,000
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 O:
5.125% 3/1/28 (Pre-Refunded to 3/1/15 @ 100)	600,000	602,256
5.25% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	1,000,000	1,003,850
5.25% 3/1/25 (Pre-Refunded to 3/1/15 @ 100)	800,000	803,080
Series 2011 EE, 5% 9/1/20	4,650,000	5,385,072
Series 2012, 5% 6/15/21	1,600,000	1,852,288
Series 2013:
5% 3/1/23	4,500,000	5,246,325
5% 3/1/24	6,200,000	7,169,866
5% 3/1/25	700,000	805,140
6% 12/15/34 (Pre-Refunded to 12/15/34 @ 100)	30,000	35,197
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2008, 6.625% 7/1/38	3,700,000	4,174,895
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	1,300,000	1,574,638
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	478,392
Series 2008 A, 0% 12/15/35	24,090,000	9,346,197
Series 2014 AA, 5% 6/15/24	15,000,000	17,728,350
		59,670,342
New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2010 A1, 5% 12/1/18	3,000,000	3,432,150
New York - 8.8%
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	5,200,000	6,115,096
New York City Gen. Oblig.:
Series 2005 F1:
5% 9/1/25	50,000	51,385
5% 9/1/25 (Pre-Refunded to 9/1/15 @ 100)	2,950,000	3,030,978
Series 2005 G, 5% 8/1/15	2,800,000	2,867,284
Series 2008 A1, 5.25% 8/15/27	2,200,000	2,521,068
Series 2008 D1, 5.125% 12/1/23	1,000,000	1,123,850
Series 2009 I1, 5.625% 4/1/29	1,000,000	1,181,630
Series 2012 A1, 5% 8/1/24	2,720,000	3,282,469
Series 2012 F, 5% 8/1/24	10,525,000	12,705,254
Series 2012 G1, 5% 4/1/25	5,040,000	6,088,471
Municipal Bonds - continued
	Principal Amount	Value
New York - continued
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	$ 1,065,000	$ 1,180,361
New York City Indl. Dev. Agcy. Rev.:
(Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,071,470
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	1,000,000	1,051,540
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 A, 5.75% 6/15/40	5,400,000	6,246,342
Series 2009 CC, 5% 6/15/34	3,585,000	4,007,564
Series 2009 EE, 5.25% 6/15/40	3,300,000	3,792,162
Series 2009 FF 2, 5.5% 6/15/40	4,800,000	5,630,208
Series 2011 EE, 5.375% 6/15/43	22,705,000	27,062,998
Series 2012 EE, 5.25% 6/15/30	6,300,000	7,628,166
Series 2013 EE, 5% 6/15/47	11,710,000	13,543,083
Series 2014 CC, 5% 6/15/47	5,800,000	6,776,778
Series 2015 AA, 5% 6/15/44	8,900,000	10,462,573
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S2:
6% 7/15/33	6,415,000	7,430,495
6% 7/15/38	13,000,000	15,168,140
Series 2009 S3, 5.25% 1/15/39	8,300,000	9,474,782
Series 2009 S4:
5.5% 1/15/39	1,200,000	1,394,304
5.75% 1/15/39	2,500,000	2,939,350
Series S1:
5% 7/15/24	2,000,000	2,439,500
5% 7/15/27	2,000,000	2,416,280
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A:
4% 5/15/21	1,500,000	1,729,770
4% 5/15/22	5,000,000	5,814,050
5% 5/15/23	2,000,000	2,451,660
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.):
Series 2007 A, 5% 3/15/32	3,900,000	4,215,198
Series 2008 B, 5.75% 3/15/36	5,500,000	6,486,920
5% 2/15/34	1,750,000	1,990,153
New York Dorm. Auth. Revs. (New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	400,000	435,756
Municipal Bonds - continued
	Principal Amount	Value
New York - continued
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 3,000,000	$ 3,564,330
Series 2008 A, 5.25% 11/15/36	4,600,000	5,109,220
Series 2008 C, 6.5% 11/15/28	3,600,000	4,314,888
Series 2012 D, 5% 11/15/25	9,500,000	11,520,935
Series 2012 F, 5% 11/15/24	4,600,000	5,615,588
Series 2014 B, 5.25% 11/15/44	2,215,000	2,625,860
New York Thruway Auth. Gen. Rev. Series 2007 H:
5% 1/1/25	4,000,000	4,447,720
5% 1/1/26	2,500,000	2,776,025
New York Thruway Auth. Personal Income Tax Rev. Series 2007 A, 5.25% 3/15/25	2,000,000	2,231,960
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund Series 2007 A, 5% 4/1/21	1,900,000	2,072,976
Rockland County Gen. Oblig. Series 2014 A, 5% 3/1/18 (FSA Insured)	1,825,000	2,027,885
Tobacco Settlement Fing. Corp.:
Series 2011:
5% 6/1/17	4,000,000	4,403,760
5% 6/1/17	3,600,000	3,963,384
Series 2013 B:
5% 6/1/20	4,600,000	4,888,834
5% 6/1/21	2,000,000	2,124,480
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,463,032
		255,957,965
North Carolina - 0.8%
Charlotte Int'l. Arpt. Rev. (Charlotte Douglas Int'l. Arpt. Proj.) Series 2010 A:
5% 7/1/21	1,000,000	1,186,870
5% 7/1/22	1,965,000	2,328,820
5% 7/1/23	2,075,000	2,458,004
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,387,752
Series 2012, 5% 11/1/41	1,630,000	1,814,891
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/26	3,730,000	4,249,626
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	2,780,000	3,236,448
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A, 5% 1/1/30	1,000,000	1,136,030
Municipal Bonds - continued
	Principal Amount	Value
North Carolina - continued
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2010 A, 5% 5/1/32	$ 2,900,000	$ 3,310,640
Randolph County Ctfs. of Prtn. 5% 2/1/20 (Pre-Refunded to 2/1/17 @ 100)	1,500,000	1,634,865
		22,743,946
North Dakota - 0.2%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	1,500,000	1,642,665
McLean County Solid Waste Facilities Rev. (Great River Energy Projects) Series 2010 B, 5.15% 7/1/40	3,700,000	4,141,373
Ward County Health Care Facility Rev. (Trinity Med. Ctr. Proj.) Series 2006, 5.125% 7/1/21	1,065,000	1,121,349
		6,905,387
Ohio - 1.7%
American Muni. Pwr., Inc. Rev.:
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	900,000	1,012,113
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	6,980,998
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	1,500,000	1,585,320
5% 6/1/17	1,755,000	1,916,758
Cleveland Gen. Oblig. Series C:
5.25% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,090,000	1,243,112
5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,225,676
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,407,100
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,239,416
Lake County Hosp. Facilities Rev. (Lake Hosp. Sys., Inc. Proj.) Series 2008 C, 6% 8/15/43	2,500,000	2,881,700
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	1,900,000	2,443,723
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	4,400,000	4,555,848
Ohio Air Quality Dev. Auth. Rev.:
Bonds (First Energy Nuclear Generation Proj.) Series 2006 A, 3.75%, tender 12/3/18 (d)	7,900,000	8,428,273
Municipal Bonds - continued
	Principal Amount	Value
Ohio - continued
Ohio Air Quality Dev. Auth. Rev.: - continued
Series 2009 C, 5.625% 6/1/18	$ 700,000	$ 784,812
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	1,910,868
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (d)	4,000,000	4,241,160
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	2,300,000	2,664,780
		49,521,657
Oklahoma - 0.9%
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	8,274,840
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2005, 5.5% 10/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,033,420
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (Integris Baptist Med. Ctr. Proj.) Series C:
5.5% 8/15/20	2,000,000	2,307,660
5.5% 8/15/22	2,400,000	2,764,680
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42	3,625,000	4,078,995
Series 2012:
5% 2/15/21	955,000	1,136,106
5% 2/15/24	1,800,000	2,127,906
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	3,705,000	4,381,311
Tulsa County Indl. Auth. Health Care Rev. Series 2006, 5% 12/15/17	1,205,000	1,303,593
		27,408,511
Oregon - 0.2%
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	1,900,000	2,287,809
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	902,661
Yamhill County School District #029J Newberg Series 2005, 5.5% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,153,870
		4,344,340
Municipal Bonds - continued
	Principal Amount	Value
Pennsylvania - 1.2%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A:
4.7% 8/15/19	$ 1,000,000	$ 1,157,230
5% 8/15/20	3,000,000	3,520,050
Annville-Cleona School District:
5.5% 3/1/21	345,000	346,394
5.5% 3/1/21 (Pre-Refunded to 3/1/15 @ 100)	855,000	858,454
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (d)	3,400,000	3,436,584
Centre County Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46	1,000,000	1,221,050
Mifflin County School District Series 2007, 7.75% 9/1/30 (XL Cap. Assurance, Inc. Insured)	400,000	469,024
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	2,120,495
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2012 A, 5% 6/1/24	1,400,000	1,661,730
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A, 5% 10/1/23	2,160,000	2,476,526
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 7/1/21	1,700,000	1,902,759
5% 1/1/23	1,000,000	1,042,690
Pennsylvania Gen. Oblig. Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	700,000	765,555
Philadelphia Gas Works Rev.:
(1975 Gen. Ordinance Proj.) Seventeenth Series, 5.375% 7/1/20 (FSA Insured)	500,000	501,765
(1998 Gen. Ordinance Proj.):
Fifth Series A1, 5% 9/1/33 (FSA Insured)	150,000	150,374
Ninth Series, 5.25% 8/1/40	3,800,000	4,339,410
Seventh Series, 5% 10/1/37 (AMBAC Insured)	2,100,000	2,281,608
Philadelphia Gen. Oblig.:
Series 2008 A, 5.25% 12/15/32 (FSA Insured)	2,500,000	2,848,600
Series 2008 B, 7.125% 7/15/38 (Pre-Refunded to 7/15/16 @ 100)	1,000,000	1,098,480
Philadelphia School District:
Series 2005 A, 5% 8/1/22	285,000	290,834
5% 8/1/22 (Pre-Refunded to 8/1/15 @ 100)	15,000	15,356
Municipal Bonds - continued
	Principal Amount	Value
Pennsylvania - continued
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/22	$ 1,000,000	$ 1,183,900
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A, 0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,213,850
		35,902,718
South Carolina - 4.0%
Greenwood Fifty School Facilities Installment 5% 12/1/21 (Assured Guaranty Corp. Insured)	1,000,000	1,119,760
Scago Edl. Facilities Corp. for Colleton School District (School Proj.):
5% 12/1/16 (Assured Guaranty Corp. Insured)	1,000,000	1,078,780
5% 12/1/18 (Assured Guaranty Corp. Insured)	1,880,000	2,024,892
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	2,900,000	3,400,627
South Carolina Jobs-Econ. Dev. Auth. Health Facilities Rev. (Bishop Gadsden Proj.) Series 2007, 5% 4/1/18	1,765,000	1,852,526
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 B, 5.25% 1/1/39	2,700,000	3,045,627
Series 2012 C:
5% 12/1/15	3,220,000	3,348,156
5% 12/1/18	7,000,000	8,039,570
Series 2013 E, 5.5% 12/1/53	14,000,000	16,576,140
Series 2014 A:
5% 12/1/49	29,450,000	33,667,808
5.5% 12/1/54	14,200,000	16,966,302
Series 2014 C, 5% 12/1/46	19,400,000	22,482,854
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38	1,590,000	1,811,074
		115,414,116
South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B, 5% 11/1/44	5,000,000	5,752,450
Tennessee - 0.2%
Clarksville Natural Gas Acquisition Corp. Gas Rev. Series 2006, 5% 12/15/15	2,525,000	2,612,971
Jackson Hosp. Rev. (Jackson-Madison County Gen. Hosp. Proj.) Series 2008, 5.75% 4/1/41	1,500,000	1,699,875
Municipal Bonds - continued
	Principal Amount	Value
Tennessee - continued
Knox County Health Edl. & Hsg. Facilities Board Rev. (Univ. Health Sys. Proj.) Series 2007, 5% 4/1/16	$ 1,700,000	$ 1,771,842
Sullivan County Health, Ed. and Hsg. Board (Wellmont Health Sys. Proj.) Series 2006 C, 5.25% 9/1/36	935,000	982,171
		7,066,859
Texas - 9.7%
Aledo Independent School District (School Bldg. Proj.) Series 2006 A, 5% 2/15/43	2,000,000	2,191,640
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/19	1,500,000	1,728,810
Bastrop Independent School District Series 2007:
5.25% 2/15/37	1,000,000	1,073,670
5.25% 2/15/42	3,255,000	3,488,025
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev.:
5% 5/1/19 (XL Cap. Assurance, Inc. Insured)	1,715,000	1,874,684
5% 5/1/20 (XL Cap. Assurance, Inc. Insured)	1,325,000	1,448,066
Brazosport College District Series 2008, 5.5% 2/15/33 (Assured Guaranty Corp. Insured)	1,000,000	1,129,510
Canyon Reg'l. Wtr. Auth. Contract Rev. (Wells Ranch Proj.) 5% 8/1/21 (AMBAC Insured)	1,670,000	1,837,017
Comal Independent School District Series 1996, 0% 2/1/16	2,235,000	2,230,128
Corpus Christi Util. Sys. Rev. 5% 7/15/23	3,400,000	4,089,418
Cotulla Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	4,170,000	4,573,239
Crowley Independent School District Series 2006, 5.25% 8/1/33 (Pre-Refunded to 8/1/16 @ 100)	500,000	536,810
Dallas Area Rapid Transit Sales Tax Rev. Series 2008, 5.25% 12/1/38	5,615,000	6,412,779
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/22	1,500,000	1,622,370
Series 2010 A, 5% 11/1/42	5,200,000	5,779,332
Dallas Independent School District Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	500,000	585,925
Dallas Wtrwks. & Swr. Sys. Rev. Series 2008, 5% 10/1/33	3,000,000	3,390,660
Freer Independent School District:
5.25% 8/15/37	530,000	583,901
5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	470,000	524,807
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,610,000	3,058,868
Municipal Bonds - continued
	Principal Amount	Value
Texas - continued
Granbury Independent School District 0% 8/1/19	$ 1,000,000	$ 952,350
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	27,390,000	31,069,299
5.25% 10/1/51	24,800,000	28,698,312
5.5% 4/1/53	2,300,000	2,624,323
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	5,200,000	5,847,556
Harris County Gen. Oblig. (Road Proj.) Series 2008 B, 5.25% 8/15/47	11,600,000	12,778,792
Houston Arpt. Sys. Rev. Series 2011 B:
5% 7/1/25	1,460,000	1,734,743
5% 7/1/26	3,000,000	3,544,680
Houston Independent School District:
Bonds Series 2012, 2.5%, tender 6/1/15 (d)	3,800,000	3,826,486
Series 2005 A, 0% 2/15/16	2,800,000	2,790,788
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	600,000	658,662
Lewisville Independent School District 0% 8/15/18	1,025,000	993,010
Liberty Hill Independent School District (School Bldg. Proj.) Series 2006, 5.25% 8/1/35 (Pre-Refunded to 2/1/16 @ 100)	1,000,000	1,050,620
Lower Colorado River Auth. Rev.:
5.75% 5/15/37	105,000	106,359
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	15,000	15,235
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	30,000	30,474
Lubbock Cooper Independent School District:
5.75% 2/15/42 (Assured Guaranty Corp. Insured)	4,500,000	5,201,325
6% 2/15/49 (Assured Guaranty Corp. Insured)	5,000,000	5,859,650
Lubbock Gen. Oblig. (Wtrwks. Sys. Surplus Proj.) Series 2005, 5% 2/15/16 (Pre-Refunded to 2/15/15 @ 100)	1,260,000	1,261,877
Magnolia Independent School District Series 2005, 5.25% 8/15/29 (Pre-Refunded to 8/15/15 @ 100)	1,300,000	1,335,009
Mansfield Independent School District 5.5% 2/15/17	15,000	15,063
New Caney Independent School District Series 2007 A, 5.25% 2/15/37	6,820,000	7,450,918
North Forest Independent School District Series A, 5% 8/15/18	2,125,000	2,274,685
North Texas Muni. Wtr. District Reg'l. Wastewtr. Sys. Rev. Series 2008:
5% 6/1/24	1,000,000	1,130,130
5% 6/1/25	2,100,000	2,371,803
Municipal Bonds - continued
	Principal Amount	Value
Texas - continued
North Texas Muni. Wtr. District Wtr. Sys. Rev. Series 2006, 5% 9/1/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,000,000	$ 1,064,130
North Texas Tollway Auth. Rev.:
Bonds Series 2008 E3, 5.75%, tender 1/1/16 (d)	5,000,000	5,252,150
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,700,000	2,154,903
Series 2009 A, 6.25% 1/1/39	3,000,000	3,547,680
Series 2011 A:
5.5% 9/1/41	5,370,000	6,608,000
6% 9/1/41	2,100,000	2,666,958
Series 2011 D, 5% 9/1/28	4,700,000	5,664,158
Series 2014 A, 5% 1/1/24	2,500,000	3,077,075
6% 1/1/24	150,000	170,240
6% 1/1/24 (Pre-Refunded to 1/1/18 @ 100)	850,000	979,727
6% 1/1/25	740,000	839,619
6% 1/1/25 (Pre-Refunded to 1/1/18 @ 100)	5,260,000	6,062,781
Prosper Independent School District Series 2007, 5.375% 8/15/33	2,400,000	2,659,800
Rockdale Independent School District:
Series 2007 A, 5.25% 2/15/37 (Pre-Refunded to 2/15/16 @ 100)	220,000	231,572
5.25% 2/15/37	580,000	606,129
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	600,000	684,138
San Antonio Elec. & Gas Sys. Rev.:
Series 2008, 5% 2/1/24	1,000,000	1,116,980
Series 2012, 5.25% 2/1/25	1,600,000	2,094,192
San Antonio Wtr. Sys. Rev. Series 2012:
5% 5/15/25	3,540,000	4,312,357
5% 5/15/26	7,000,000	8,484,700
San Jacinto Cmnty. College District Series 2009, 5% 2/15/39	1,605,000	1,814,485
Seminole Independent School District Series A, 5% 2/15/21	3,200,000	3,475,584
Spring Branch Independent School District Series 2008, 5.25% 2/1/38	1,000,000	1,078,650
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Baylor Health Care Sys. Proj.) Series 2009, 5.75% 11/15/24	1,800,000	2,111,274
(Scott & White Healthcare Proj.) Series 2013 A, 4% 8/15/43	1,005,000	1,053,873
Municipal Bonds - continued
	Principal Amount	Value
Texas - continued
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.: - continued
Series 2015, 5% 9/1/30	$ 5,000,000	$ 5,826,800
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Buckner Retirement Svcs. Proj.) 5% 11/15/15	1,000,000	1,025,850
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. 5% 2/15/16	4,500,000	4,719,375
Texas Gen. Oblig.:
Series 2006 A, 5% 4/1/29 (Pre-Refunded to 4/1/17 @ 100)	1,020,000	1,119,338
4.75% 4/1/35 (Pre-Refunded to 4/1/15 @ 100)	2,375,000	2,392,623
4.75% 4/1/35 (Pre-Refunded to 4/1/15 @ 100)	55,000	55,399
5% 4/1/25	1,370,000	1,540,853
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	130,000	147,473
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,340,000	2,335,437
0% 9/1/16 (Escrowed to Maturity)	15,000	14,906
0% 9/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,045,000	4,992,936
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	2,100,000	2,545,389
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2009, 6.875% 12/31/39	3,800,000	4,520,784
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2012 B, 1.25%, tender 2/15/15 (d)	1,200,000	1,200,216
Texas Trans. Commission State Hwy. Fund Rev. Series 2007:
5% 4/1/25	1,200,000	1,309,248
5% 4/1/26	1,525,000	1,662,113
Texas Wtr. Dev. Board Rev. Series 2008 B, 5.25% 7/15/23	1,000,000	1,109,950
Univ. of Texas Board of Regents Sys. Rev.:
Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	855,000	928,137
4.75% 8/15/27	1,230,000	1,322,742
Waller Independent School District 5.5% 2/15/33	5,100,000	5,739,336
		284,101,868
Municipal Bonds - continued
	Principal Amount	Value
Utah - 0.1%
Utah Associated Muni. Pwr. Sys. Rev. Series 2012 A, 5% 9/1/25	$ 1,680,000	$ 1,978,318
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38	1,785,000	2,010,017
		3,988,335
Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2004 B, 5.5% 12/1/28 (FSA Insured)	3,900,000	4,413,552
Virginia - 0.1%
Fredericksburg Econ. Dev. Auth. Rev. 5% 6/15/26	1,960,000	2,276,148
Washington - 2.4%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	826,284
Kent Spl. Events Ctr. Pub. Facilities District Rev. Series 2008, 5.25% 12/1/32 (FSA Insured)	3,000,000	3,361,410
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43 (Pre-Refunded to 1/1/18 @ 100)	7,700,000	8,831,900
Series 2009, 5.25% 1/1/42	1,000,000	1,137,330
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,624,106
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	4,146,555
Washington Gen. Oblig.:
Series 1999 S2, 0% 1/1/19 (FSA Insured)	10,000,000	9,613,900
Series 2006 A, 5% 7/1/24 (Pre-Refunded to 7/1/15 @ 100)	1,595,000	1,626,756
Series B, 5% 7/1/28 (Pre-Refunded to 7/1/15 @ 100)	1,000,000	1,019,910
Series C, 0% 6/1/21 (AMBAC Insured)	5,000,000	4,537,650
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	7,000,000	8,254,050
(MultiCare Health Sys. Proj.):
Series 2008 B, 6% 8/15/39 (Assured Guaranty Corp. Insured)	1,500,000	1,796,760
Series 2010 A, 5.25% 8/15/20	2,325,000	2,723,296
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	3,800,000	4,540,886
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33	1,500,000	1,700,115
Municipal Bonds - continued
	Principal Amount	Value
Washington - continued
Washington Health Care Facilities Auth. Rev.: - continued
(Providence Health Systems Proj.):
Series 2012 A, 5% 10/1/24	$ 6,700,000	$ 8,120,467
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38	2,200,000	2,551,912
		69,413,287
West Virginia - 0.3%
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
(West Virginia United Health Sys. Proj.) Series 2008 E, 5.625% 6/1/35	1,300,000	1,499,641
(West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (FSA Insured)	1,000,000	1,125,480
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A:
4% 10/1/44	1,500,000	1,600,260
5% 10/1/44	2,900,000	3,399,032
		7,624,413
Wisconsin - 1.0%
Evansville Cmnty. School District 5% 4/1/16 (FSA Insured)	1,000,000	1,052,980
Wisconsin Health & Edl. Facilities:
Series 2014:
4% 5/1/33	1,475,000	1,485,148
5% 5/1/23	1,410,000	1,607,865
5% 5/1/25	775,000	875,874
Series 2015, 5% 12/15/44	10,000,000	11,511,900
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,000,000	1,173,510
5.75% 7/1/30	1,000,000	1,197,540
Series 2013 B:
5% 7/1/26	750,000	884,528
5% 7/1/36	1,900,000	2,130,983
(Children's Hosp. of Wisconsin Proj.) Series 2008 A, 5.25% 8/15/23	2,000,000	2,278,420
(Marshfield Clinic Proj.) Series A, 5.375% 2/15/34	1,000,000	1,042,310
Series 2012:
5% 10/1/24	1,400,000	1,681,400
5% 6/1/27	1,000,000	1,171,470
Municipal Bonds - continued
	Principal Amount	Value
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.: - continued
Series 2012:
5% 8/15/32	$ 1,000,000	$ 1,166,890
5% 6/1/39	1,190,000	1,342,915
		30,603,733
Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	2,600,000	3,088,436
TOTAL MUNICIPAL BONDS (Cost $2,424,163,723)		2,674,046,093
Municipal Notes - 0.4%

Kentucky - 0.1%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	3,600,000	3,945,384
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.21% 2/6/15, VRDN (d)	3,000,000	3,000,000
Series 2010 B1, 0.2% 2/6/15, VRDN (d)	2,500,000	2,500,000
		5,500,000
Massachusetts - 0.1%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. (New England Pwr. Co. Proj.) Series 1992, 0.25% tender 3/12/15, CP mode	2,900,000	2,900,000
TOTAL MUNICIPAL NOTES (Cost $12,242,168)		12,345,384
TOTAL INVESTMENT PORTFOLIO - 91.9% (Cost $2,436,405,891)		2,686,391,477
NET OTHER ASSETS (LIABILITIES) - 8.1%		236,081,602
NET ASSETS - 100%		$ 2,922,473,079
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
CP	-	COMMERCIAL PAPER
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend
(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows (Unaudited):
General Obligations	30.0%
Health Care	16.7%
Transportation	10.8%
Electric Utilities	9.0%
Water & Sewer	9.0%
Special Tax	5.5%
Escrowed/Pre-Refunded	5.4%
Others (Individually Less Than 5%)	5.5%
Net Other Assets.	8.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,436,405,891)		$ 2,686,391,477
Cash		223,851,986
Receivable for fund shares sold		4,176,132
Interest receivable		27,828,446
Prepaid expenses		4,752
Receivable from investment adviser for expense reductions		486,385
Other receivables		23,441
Total assets		2,942,762,619

Liabilities
Payable for investments purchased Regular delivery	$ 4,209,876
Delayed delivery	9,677,501
Payable for fund shares redeemed	1,201,304
Distributions payable	3,624,363
Accrued management fee	864,091
Other affiliated payables	624,350
Other payables and accrued expenses	88,055
Total liabilities		20,289,540

Net Assets		$ 2,922,473,079
Net Assets consist of:
Paid in capital		$ 2,676,999,061
Undistributed net investment income		91,897
Accumulated undistributed net realized gain (loss) on investments		(4,603,465)
Net unrealized appreciation (depreciation) on investments		249,985,586
Net Assets, for 245,376,417 shares outstanding		$ 2,922,473,079
Net Asset Value, offering price and redemption price per share ($2,922,473,079 ÷ 245,376,417 shares)		$ 11.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015

Investment Income
Interest		$ 97,358,141

Expenses
Management fee	$ 9,142,273
Transfer agent fees	1,856,009
Accounting fees and expenses	446,354
Custodian fees and expenses	31,426
Independent trustees' compensation	10,707
Registration fees	112,292
Audit	47,660
Legal	6,777
Miscellaneous	19,669
Total expenses before reductions	11,673,167
Expense reductions	(5,388,562)	6,284,605
Net investment income (loss)		91,073,536
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,113,104
Change in net unrealized appreciation (depreciation) on investment securities		157,531,985
Net gain (loss)		161,645,089
Net increase (decrease) in net assets resulting from operations		$ 252,718,625

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 91,073,536	$ 90,230,759
Net realized gain (loss)	4,113,104	3,617,558
Change in net unrealized appreciation (depreciation)	157,531,985	(127,185,919)
Net increase (decrease) in net assets resulting from operations	252,718,625	(33,337,602)
Distributions to shareholders from net investment income	(91,421,218)	(90,009,300)
Distributions to shareholders from net realized gain	(202,805)	-
Total distributions	(91,624,023)	(90,009,300)
Share transactions Proceeds from sales of shares	808,319,526	1,281,890,321
Reinvestment of distributions	47,194,116	47,915,444
Cost of shares redeemed	(354,083,646)	(1,442,037,412)
Net increase (decrease) in net assets resulting from share transactions	501,429,996	(112,231,647)
Redemption fees	21,802	49,250
Total increase (decrease) in net assets	662,546,400	(235,529,299)

Net Assets
Beginning of period	2,259,926,679	2,495,455,978
End of period (including undistributed net investment income of $91,897 and undistributed net investment income of $510,013, respectively)	$ 2,922,473,079	$ 2,259,926,679
Other Information Shares
Sold	69,908,054	114,509,357
Issued in reinvestment of distributions	4,080,402	4,253,184
Redeemed	(30,748,378)	(129,425,682)
Net increase (decrease)	43,240,078	(10,663,141)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 11.73	$ 11.45	$ 10.42	$ 10.76
Income from Investment Operations
Net investment income (loss) B	.414	.425	.411	.436	.445
Net realized and unrealized gain (loss)	.734	(.551)	.276	1.033	(.340)
Total from investment operations	1.148	(.126)	.687	1.469	.105
Distributions from net investment income	(.417)	(.424)	(.407)	(.439)	(.445)
Distributions from net realized gain	(.001)	-	-F	-	-
Total distributions	(.418)	(.424)	(.407)	(.439)	(.445)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 11.18	$ 11.73	$ 11.45	$ 10.42
Total ReturnA	10.45%	(1.03)%	6.09%	14.40%	.89%
Ratios to Average Net AssetsC,E
Expenses before reductions	.46%	.47%	.47%	.47%	.47%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.24%
Net investment income (loss)	3.59%	3.77%	3.54%	4.01%	4.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,922,473	$ 2,259,927	$ 2,495,456	$ 2,234,040	$ 1,730,801
Portfolio turnover rateD	5%	14%	5%	8%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred an excise tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 250,535,510
Gross unrealized depreciation	(693,753)
Net unrealized appreciation (depreciation) on securities	$ 249,841,757

Tax Cost	$ 2,436,549,720

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ -
Undistributed ordinary income	$ -
Capital loss carryforward	$ (4,266,330)
Net unrealized appreciation (depreciation) on securities and other investments	$ (249,841,757)

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (1,200,326)
2018	(3,066,004)
Total capital loss carryforward	$ (4,266,330)

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Tax-exempt Income	$ 91,421,218	$ 90,009,300
Ordinary Income	202,805	-
Total	$ 91,624,023	$ 90,009,300

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $451,480,370 and $130,515,580, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and servicing agent for the Fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, under which FIIOC performs the activities associated with the Fund's transfer agency, dividend disbursing and shareholder servicing functions. The Fund pays Citibank account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,731 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $5,333,862.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $25,163 and $29,537, respectively.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Tax-Free Bond Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, and John Engler, each of the Trustees oversees 235 funds. Ms. Acton and Mr. Engler each oversees 217 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustee other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Geoffrey A. von Kuhn may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Geoffrey A. von Kuhn (1951)
Year of Election or Appointment: 2015 Member of the Advisory Board

Mr. von Kuhn also serves as a Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SFB-UANN-0315
1.789257.112

Item 2. Code of Ethics

As of the end of the period, January 31, 2015, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series 1000 Value Index Fund and Fidelity Tax-Free Bond Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$50,000	$-	$6,100	$1,000
Fidelity Tax-Free Bond Fund	$39,000	$-	$5,000	$1,200

January 31, 2014 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$39,000	$-	$6,100	$100
Fidelity Tax-Free Bond Fund	$36,000	$-	$4,700	$1,000

A Amounts may reflect rounding.

B Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2015A	January 31, 2014A,B
Audit-Related Fees	$-	$765,000
Tax Fees	$-	$-
All Other Fees	$650,000	$795,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 1000 Value Index Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2015 A	January 31, 2014 A,B
Deloitte Entities	$1,815,000	$1,695,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 1000 Value Index Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 30, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 30, 2015